Exhibit 99.2

CITIGROUP—QUARTERLY FINANCIAL DATA SUPPLEMENT	2Q07

Page Number
Citigroup Consolidated
Financial Summary	1
Segment Income:
Product View	2
Regional View	3
Segment Net Revenues:
Product View	4
Regional View	5
Consolidated Statement of Income	6
Consolidated Balance Sheet	7
Segment Detail
Global Consumer:	8—9
U.S.
U.S. Cards	10—11
U.S. Retail Distribution	12—13
U.S. Consumer Lending	14—15
U.S. Commercial Business	16
International
International Cards	17—18
International Consumer Finance	19—20
International Retail Banking	21—22
Markets & Banking:	23
Income Statement	24
Revenue Details	25
Securities and Banking	26
Transaction Services	27
Global Wealth Management:	28
Smith Barney	29
Private Bank	30
Alternative Investments	31
Citigroup Supplemental Detail
Return on Capital	32
Average Balances and Interest Rates	33
Consumer Loan Delinquency Amounts, Net Credit Losses and Ratios	34
Allowance for Credit Losses:
Total Citigroup	35
Consumer Loans	36
Corporate Loans	37
Components of Provision for Loan Losses	38
Non-Performing Assets	39

CITIGROUP—FINANCIAL SUMMARY
(In millions of dollars, except per share amounts)

Citi, the leading global financial services company, has more than 200 million customer accounts and does business in more than 100 countries, providing consumers, corporations, governments and institutions a complete range of financial products and services.

	1Q 2006	2Q 2006	3Q 2006	4Q 2006	1Q 2007	2Q 2007		2Q07 vs. 2Q06 Increase/ (Decrease)	Six Months 2006	Six Months 2007		YTD 2007 vs. YTD 2006 Increase/ (Decrease)
Income from Continuing Operations	$5,555	$5,262	$5,303	$5,129	$5,012	$6,226		18%	$10,817	$11,238		4%
Discontinued Operations, After-tax	84	3	202	—	—	—		(100)%	87	—		(100)%

Net Income	$5,639	$5,265	$5,505	$5,129	$5,012	$6,226		18%	$10,904	$11,238		3%

Diluted Earnings Per Share:
Income from Continuing Operations	$1.11	$1.05	$1.06	$1.03	$1.01	$1.24		18%	$2.16	$2.25		4%

Net Income	$1.12	$1.05	$1.10	$1.03	$1.01	$1.24		18%	$2.17	$2.25		4%

Adjusted weighted average common shares applicable to Diluted EPS (in millions)	5,007.9	4,990.0	4,978.6	4,967.7	4,967.9	4,992.9			4,999.0	4,980.4

Preferred Dividends—Diluted	$16	$16	$16	$16	$16	$14			$32	$30

Common Shares Outstanding, at period end (in millions)	4,971.2	4,943.9	4,913.7	4,912.0	4,946.4	4,974.6			4,943.9	4,974.6

Tier 1 Capital Ratio	8.60%	8.51%	8.64%	8.59%	8.26%	7.9	%*		8.51%	7.9	%*

Total Capital Ratio	11.80%	11.68%	11.88%	11.65%	11.48%	11.2	%*		11.68%	11.2	%*

Leverage Ratio	5.22%	5.19%	5.24%	5.16%	4.84%	4.4	%*		5.19%	4.4	%*

Total Assets, at period end (in billions)	$1,586.2	$1,626.6	$1,746.2	$1,884.3	$2,021.0	$2,220.9*			$1,626.6	$2,220.9*

Stockholders' Equity, at period end (in billions)	$114.4	$115.4	$117.9	$119.8	$122.1	$127.8*			$115.4	$127.8

Equity and Trust Securities, at period end (in billions)	$120.6	$122.0	$125.9	$129.4	$131.5	$137.8*			$122.0	$137.8*

Book Value Per Share, at period end	$22.82	$23.15	$23.78	$24.18	$24.48	$25.56*			$23.15	$25.56*

Return on Common Equity (Net Income)	20.3%	18.6%	18.9%	17.2%	17.1%	20.1%			19.5%	18.6%

Return on Risk Capital (Income from Continuing Operations)	41%	38%	37%	35%	31%	35%			39%	33%

*
Preliminary

CITIGROUP—NET INCOME
PRODUCT VIEW
(In millions of dollars)

	1Q 2006	2Q 2006	3Q 2006	4Q 2006	1Q 2007	2Q 2007	2Q07 vs. 2Q06 Increase/ (Decrease)	Six Months 2006	Six Months 2007	YTD 2007 vs. YTD 2006 Increase/ (Decrease)
Global Consumer:
U.S. Cards	$926	$878	$1,085	$1,001	$897	$726	(17)%	$1,804	$1,623	(10)%
U.S. Retail Distribution	515	568	481	463	388	453	(20)%	1,083	841	(22)%
U.S. Consumer Lending	437	470	521	484	359	441	(6)%	907	800	(12)%
U.S. Commercial Business	126	138	151	146	121	151	9%	264	272	3%

Total U.S. Consumer(1)	2,004	2,054	2,238	2,094	1,765	1,771	(14)%	4,058	3,536	(13)%

International Cards	291	328	287	231	388	351	7%	619	739	19%
International Consumer Finance	168	173	50	(351)	25	(6)	NM	341	19	(94)%
International Retail Banking	677	714	701	748	540	671	(6)%	1,391	1,211	(13)%

Total International Consumer	1,136	1,215	1,038	628	953	1,016	(16)%	2,351	1,969	(16)%

Other	(67)	(92)	(81)	(111)	(85)	(91)	1%	(159)	(176)	(11)%

Total Global Consumer	3,073	3,177	3,195	2,611	2,633	2,696	(15)%	6,250	5,329	(15)%

Markets & Banking:
Securities and Banking	1,618	1,412	1,344	1,389	2,173	2,145	52%	3,030	4,318	43%
Transaction Services	323	340	385	378	447	514	51%	663	961	45%
Other	(12)	(29)	(8)	(13)	1	173	NM	(41)	174	NM

Total Markets & Banking	1,929	1,723	1,721	1,754	2,621	2,832	64%	3,652	5,453	49%

Global Wealth Management:
Smith Barney	168	238	294	305	324	321	35%	406	645	59%
Private Bank	119	109	105	106	124	193	77%	228	317	39%

Total Global Wealth Management	287	347	399	411	448	514	48%	634	962	52%

Alternative Investments	353	257	117	549	222	456	77%	610	678	11%
Corporate/Other(2)	(87)	(242)	(129)	(196)	(912)	(272)	(12)%	(329)	(1,184)	NM

Income From Continuing Operations	5,555	5,262	5,303	5,129	5,012	6,226	18%	10,817	11,238	4%

Discontinued Operations(3)	84	3	202	—	—	—		87	—

Net Income	$5,639	$5,265	$5,505	$5,129	$5,012	$6,226	18%	$10,904	$11,238	3%

(1)
U.S. disclosure includes Canada and Puerto Rico.
(2)
The 2007 first quarter includes a $1,377 million ($871 million after-tax) Restructuring charge related to the Company's Structural Expense Initiatives project announced on April 11, 2007.
(3)
Discontinued Operations relates to residual items from the Company's sale of Citigroup's Travelers Life & Annuity which closed during the 2005 third quarter and the Company's sale of substantially all of its Asset Management business which closed during the 2005 fourth quarter.

NM Not meaningful

Reclassified to conform to the current period's presentation.

CITIGROUP—NET INCOME
REGIONAL VIEW
(In millions of dollars)

	1Q 2006	2Q 2006	3Q 2006	4Q 2006	1Q 2007	2Q 2007	2Q07 vs. 2Q06 Increase/ (Decrease)	Six Months 2006	Six Months 2007	YTD 2007 vs. YTD 2006 Increase/ (Decrease)
U.S.(1)
Global Consumer	$1,937	$1,962	$2,157	$1,983	$1,680	$1,680	(14)%	$3,899	$3,360	(14)%
Markets & Banking	515	747	540	407	999	984	32%	1,262	1,983	57%
Global Wealth Management	228	290	342	350	361	335	16%	518	696	34%

Total U.S.	2,680	2,999	3,039	2,740	3,040	2,999	—	5,679	6,039	6%

Mexico
Global Consumer	358	375	395	477	372	360	(4)%	733	732	—
Markets & Banking	78	88	95	85	114	95	8%	166	209	26%
Global Wealth Management	8	10	9	9	12	15	50%	18	27	50%

Total Mexico	444	473	499	571	498	470	(1)%	917	968	6%

Europe, Middle East and Africa (EMEA)
Global Consumer	185	215	213	112	83	148	(31)%	400	231	(42)%
Markets & Banking	635	342	489	545	694	803	NM	977	1,497	53%
Global Wealth Management	3	5	7	8	7	46	NM	8	53	NM

Total EMEA	823	562	709	665	784	997	77%	1,385	1,781	29%

Japan
Global Consumer	188	178	79	(326)	45	32	(82)%	366	77	(79)%
Markets & Banking	85	72	38	77	35	124	72%	157	159	1%
Global Wealth Management	—	—	—	—	—	30	—	—	30	—

Total Japan	273	250	117	(249)	80	186	(26)%	523	266	(49)%

Asia (excluding Japan)
Global Consumer	347	359	328	332	383	426	19%	706	809	15%
Markets & Banking	414	336	391	510	561	567	69%	750	1,128	50%
Global Wealth Management	45	40	38	40	65	74	85%	85	139	64%

Total Asia	806	735	757	882	1,009	1,067	45%	1,541	2,076	35%

Latin America
Global Consumer	58	88	23	33	70	50	(43)%	146	120	(18)%
Markets & Banking	202	138	168	130	218	259	88%	340	477	40%
Global Wealth Management	3	2	3	4	3	14	NM	5	17	NM

Total Latin America	263	228	194	167	291	323	42%	491	614	25%

Alternative Investments	353	257	117	549	222	456	77%	610	678	11%
Corporate/Other	(87)	(242)	(129)	(196)	(912)	(272)	(12%)	(329)	(1,184)	NM

Income From Continuing Operations	5,555	5,262	5,303	5,129	5,012	6,226	18%	10,817	11,238	4%

Discontinued Operations	84	3	202	—	—	—		87	—

Net Income	$5,639	$5,265	$5,505	$5,129	$5,012	$6,226	18%	$10,904	$11,238	3%

Total International	$2,609	$2,248	$2,276	$2,036	$2,662	$3,043	35%	$4,857	$5,705	17%

(1)
Excludes Alternative Investments and Corporate / Other which are predominantly related to the U.S. The U.S. regional disclosure includes Canada and Puerto Rico. Global Consumer for the U.S. includes Other Consumer.

NM Not meaningful

Reclassified to conform to the current period's presentation.

CITIGROUP—NET REVENUES
PRODUCT VIEW
(In millions of dollars)

	1Q 2006	2Q 2006	3Q 2006	4Q 2006	1Q 2007	2Q 2007	2Q07 vs. 2Q06 Increase/ (Decrease)	Six Months 2006	Six Months 2007	YTD 2007 vs. YTD 2006 Increase/ (Decrease)
Global Consumer:
U.S. Cards	$3,234	$3,251	$3,452	$3,571	$3,294	$3,181	(2)%	$6,485	$6,475	—
U.S. Retail Distribution	2,296	2,499	2,382	2,407	2,426	2,545	2%	4,795	4,971	4%
U.S. Consumer Lending	1,260	1,307	1,481	1,471	1,551	1,606	23%	2,567	3,157	23%
U.S. Commercial Business	470	516	489	508	443	446	(14)%	986	889	(10)%

Total U.S. Consumer(1)	7,260	7,573	7,804	7,957	7,714	7,778	3%	14,833	15,492	4%

International Cards	1,280	1,510	1,519	1,650	1,739	2,013	33%	2,790	3,752	34%
International Consumer Finance	962	1,009	998	349	890	843	(16)%	1,971	1,733	(12)%
International Retail Banking	2,467	2,555	2,550	2,946	2,759	3,030	19%	5,022	5,789	15%

Total International Consumer	4,709	5,074	5,067	4,945	5,388	5,886	16%	9,783	11,274	15%

Other	(14)	(19)	(37)	(20)	4	(2)	89%	(33)	2	NM

Total Global Consumer	11,955	12,628	12,834	12,882	13,106	13,662	8%	24,583	26,768	9%

Markets & Banking:
Securities and Banking	5,896	5,269	4,567	5,486	7,313	7,121	35%	11,165	14,434	29%
Transaction Services	1,382	1,495	1,500	1,594	1,645	1,840	23%	2,877	3,485	21%
Other	1	(3)	—	—	(1)	—	100%	(2)	(1)	50%

Total Markets & Banking	7,279	6,761	6,067	7,080	8,957	8,961	33%	14,040	17,918	28%

Global Wealth Management:
Smith Barney	1,987	1,990	1,994	2,189	2,246	2,611	31%	3,977	4,857	22%
Private Bank	496	502	492	527	572	586	17%	998	1,158	16%

Total Global Wealth Management	2,483	2,492	2,486	2,716	2,818	3,197	28%	4,975	6,015	21%

Alternative Investments	675	584	334	1,308	562	1,032	77%	1,259	1,594	27%
Corporate/Other	(209)	(283)	(299)	(158)	16	(222)	22%	(492)	(206)	58%

Total Net Revenues	$22,183	$22,182	$21,422	$23,828	$25,459	$26,630	20%	$44,365	$52,089	17%

(1)
U.S. disclosure includes Canada and Puerto Rico.

NM Not meaningful

Reclassified to conform to the current period's presentation.

CITIGROUP—NET REVENUES
REGIONAL VIEW
(In millions of dollars)

	1Q 2006	2Q 2006	3Q 2006	4Q 2006	1Q 2007	2Q 2007	2Q07 vs. 2Q06 Increase/ (Decrease)	Six Months 2006	Six Months 2007	YTD 2007 vs. YTD 2006 Increase/ (Decrease)
U.S.(1)
Global Consumer	$7,246	$7,554	$7,767	$7,937	$7,718	$7,776	3%	$14,800	$15,494	5%
Markets & Banking	2,923	2,803	2,007	2,422	3,714	3,041	8%	5,726	6,755	18%
Global Wealth Management	2,154	2,149	2,153	2,337	2,385	2,439	13%	4,303	4,824	12%

Total U.S.	12,323	12,506	11,927	12,696	13,817	13,256	6%	24,829	27,073	9%

Mexico
Global Consumer	1,149	1,192	1,238	1,612	1,377	1,354	14%	2,341	2,731	17%
Markets & Banking	186	199	197	199	227	183	(8)%	385	410	6%
Global Wealth Management	31	33	32	33	36	41	24%	64	77	20%

Total Mexico	1,366	1,424	1,467	1,844	1,640	1,578	11%	2,790	3,218	15%

Europe, Middle East and Africa (EMEA)
Global Consumer	1,270	1,360	1,353	1,404	1,446	1,618	19%	2,630	3,064	17%
Markets & Banking	2,296	2,043	2,166	2,252	2,827	2,993	47%	4,339	5,820	34%
Global Wealth Management	75	83	83	90	108	137	65%	158	245	55%

Total EMEA	3,641	3,486	3,602	3,746	4,381	4,748	36%	7,127	9,129	28%

Japan
Global Consumer	775	807	782	91	615	680	(16)%	1,582	1,295	(18)%
Markets & Banking	296	269	177	310	212	453	68%	565	665	18%
Global Wealth Management	—	—	—	—	—	286	—	—	286	—

Total Japan	1,071	1,076	959	401	827	1,419	32%	2,147	2,246	5%

Asia (excluding Japan)
Global Consumer	1,189	1,244	1,209	1,291	1,359	1,464	18%	2,433	2,823	16%
Markets & Banking	1,132	1,062	1,080	1,440	1,404	1,635	54%	2,194	3,039	39%
Global Wealth Management	180	181	171	206	234	242	34%	361	476	32%

Total Asia	2,501	2,487	2,460	2,937	2,997	3,341	34%	4,988	6,338	27%

Latin America
Global Consumer	326	471	485	547	591	770	63%	797	1,361	71%
Markets & Banking	446	385	440	457	573	656	70%	831	1,229	48%
Global Wealth Management	43	46	47	50	55	52	13%	89	107	20%

Total Latin America	815	902	972	1,054	1,219	1,478	64%	1,717	2,697	57%

Alternative Investments	675	584	334	1,308	562	1,032	77%	1,259	1,594	27%
Corporate / Other	(209)	(283)	(299)	(158)	16	(222)	22%	(492)	(206)	58%

Total Net Revenues	$22,183	$22,182	$21,422	$23,828	$25,459	$26,630	20%	$44,365	$52,089	17%

Total International	$9,394	$9,375	$9,460	$9,982	$11,064	$12,564	34%	$18,769	$23,628	26%

(1)
Excludes Alternative Investments and Corporate / Other which are predominantly related to the U.S. The U.S. regional disclosure includes Canada and Puerto Rico. Global Consumer for the U.S. includes Other Consumer.

Reclassified to conform to the current period's presentation.

CITIGROUP CONSOLIDATED STATEMENT OF INCOME
(In millions of dollars)

	1Q 2006	2Q 2006	3Q 2006	4Q 2006	1Q 2007	2Q 2007	2Q07 vs. 2Q06 Increase/ (Decrease)	Six Months 2006	Six Months 2007	YTD 2007 vs. YTD 2006 Increase/ (Decrease)
Revenues
Interest revenue	$21,873	$23,572	$24,729	$26,257	$28,132	$30,598	30%	$45,445	$58,730	29%
Interest expense	12,107	13,717	14,901	16,218	17,562	19,172	40%	25,824	36,734	42%

Net interest revenue	9,766	9,855	9,828	10,039	10,570	11,426	16%	19,621	21,996	12%

Insurance premiums	770	800	819	813	838	846	6%	1,570	1,684	7%
Commissions and fees	5,188	5,331	4,007	5,009	5,773	6,474	21%	10,519	12,247	16%
Principal transactions	2,117	1,703	1,927	1,961	2,997	2,787	64%	3,820	5,784	51%
Administrative and other fiduciary fees	1,705	1,707	1,670	1,852	1,949	2,241	31%	3,412	4,190	23%
Realized gains (losses) from sales of investments	379	302	304	806	473	119	(61)%	681	592	(13)%
Other revenue	2,258	2,484	2,867	3,348	2,859	2,737	10%	4,742	5,596	18%

Total non-interest revenues	12,417	12,327	11,594	13,789	14,889	15,204	23%	24,744	30,093	22%

Total revenues, net of interest expense	22,183	22,182	21,422	23,828	25,459	26,630	20%	44,365	52,089	17%

Provisions for Credit Losses and for Benefits and Claims
Policyholder benefits and claims	227	231	274	235	261	197	(15)%	458	458	—
Provision for loan losses	1,396	1,436	1,793	2,113	2,706	2,520	75%	2,832	5,226	85%
Provision for unfunded lending commitments	50	150	50	—	—	—	(100)%	200	—	(100%)

Total provisions for credit losses and for benefits and claims	1,673	1,817	2,117	2,348	2,967	2,717	50%	3,490	5,684	63%

Operating Expenses
Compensation and benefits	8,263	7,374	6,718	7,922	8,699	8,922	21%	15,637	17,621	13%
Net occupancy expense	1,382	1,411	1,435	1,613	1,529	1,603	14%	2,793	3,132	12%
Technology / communication expense	886	934	948	994	979	1,143	22%	1,820	2,122	17%
Advertising and marketing expense	603	652	574	734	617	767	18%	1,255	1,384	10%
Restructuring-related items	—	—	—	—	1,377	63	—	—	1,440	—
Other operating	2,224	2,398	2,261	2,695	2,370	2,357	(2%)	4,622	4,727	2%

Total operating expenses	13,358	12,769	11,936	13,958	15,571	14,855	16%	26,127	30,426	16%

Income from Continuing Operations before Income Taxes and Minority Interest	7,152	7,596	7,369	7,522	6,921	9,058	19%	14,748	15,979	8%
Provision for income taxes	1,537	2,303	2,020	2,241	1,862	2,709	18%	3,840	4,571	19%
Minority interest, net of income taxes	60	31	46	152	47	123	NM	91	170	87%

Income from Continuing Operations	5,555	5,262	5,303	5,129	5,012	6,226	18%	10,817	11,238	4%

Discontinued Operations(1)
Income from Discontinued Operations	1	—	26	—	—	—		1	—

Gain on Sale	21	—	198	—	—	—		21	—

Provision for income taxes and minority interest, net of taxes	(62)	(3)	22	—	—	—		(65)	—

Income from Discontinued Operations, net	84	3	202	—	—	—		87	—

Net Income	$5,639	$5,265	$5,505	$5,129	$5,012	$6,226	18%	$10,904	$11,238	3%

(1)
Discontinued Operations relates to residual items from the Company's sale of Citigroup's Travelers Life & Annuity which closed during the 2005 third quarter and the Company's sale of substantially all of its Asset Management business which closed during the 2005 fourth quarter.

Reclassified to conform to the current period's presentation.

CITIGROUP CONSOLIDATED BALANCE SHEET
(In millions of dollars)

	March 31, 2006	June 30, 2006	September 30, 2006	December 31, 2006	March 31, 2007	June 30, 2007(1)	June 30, 2007 vs. December 31, 2006 Inc (Decr)
Assets
Cash and due from banks (including segregated cash and other deposits)	$21,411	$24,311	$22,543	$26,514	$24,421	$30,635	16%
Deposits with banks	33,220	35,868	33,939	42,522	44,906	70,897	67%
Federal funds sold and securities borrowed or purchased under agreements to resell	239,552	234,390	262,627	282,817	303,925	348,129	23%
Brokerage receivables	42,569	46,162	40,970	44,445	51,976	61,144	38%
Trading account assets	328,135	327,890	351,149	393,925	460,065	538,316	37%
Investments	193,970	194,953	251,748	273,591	286,567	257,880	(6)%
Loans, net of unearned income
Consumer	462,068	480,772	488,673	512,921	519,105	551,223	7%
Corporate	143,239	156,313	166,709	166,271	174,239	191,701	15%

Loans, net of unearned income	605,307	637,085	655,382	679,192	693,344	742,924	9%
Allowance for loan losses	(9,505)	(9,144)	(8,979)	(8,940)	(9,510)	(10,381)	(16)%

Total loans, net	595,802	627,941	646,403	670,252	683,834	732,543	9%
Goodwill	32,933	32,910	33,169	33,415	34,380	39,231	17%
Intangible assets	15,092	15,850	15,725	15,901	19,330	22,975	44%
Other assets	83,517	86,276	87,975	100,936	111,562	119,116	18%

Total assets	$1,586,201	$1,626,551	$1,746,248	$1,884,318	$2,020,966	$2,220,866	18%

Liabilities
Non-interest-bearing deposits in U.S. offices	$37,885	$38,018	$36,358	$38,615	$39,296	$41,740	8%
Interest-bearing deposits in U.S. offices	176,032	177,385	183,467	195,002	198,840	196,481	1%
Non-interest-bearing deposits in offices outside the U.S.	34,323	32,981	32,721	35,149	36,328	39,132	11%
Interest-bearing deposits in offices outside the U.S.	379,118	397,421	416,732	443,275	464,057	494,408	12%

Total deposits	627,358	645,805	669,278	712,041	738,521	771,761	8%
Federal funds purchased and securities loaned or sold under agreements to repurchase	279,540	264,494	320,095	349,235	393,670	394,143	13%
Brokerage payables	70,214	74,970	97,229	85,119	88,722	96,528	13%
Trading account liabilities	144,888	142,983	138,876	145,887	173,902	217,992	49%
Short-term borrowings	58,130	72,581	70,501	100,833	111,179	167,139	66%
Long-term debt	227,165	239,557	260,089	288,494	310,768	340,077	18%
Other liabilities(2)	64,488	70,733	72,315	82,926	82,121	105,472	27%

Total liabilities	1,471,783	1,511,123	1,628,383	1,764,535	1,898,883	2,093,112	19%

Stockholders' equity
Preferred Stock	1,000	1,000	1,000	1,000	1,000	$600	(40)%
Common Stock	55	55	55	55	55	55	—
Additional paid-in capital	17,119	17,426	17,825	18,253	17,341	17,725	(3)%
Retained earnings	120,703	123,497	126,544	129,267	131,395	134,932	4%
Treasury stock	(21,753)	(23,199)	(24,737)	(25,092)	(23,833)	(22,588)	10%
Accumulated other comprehensive income (loss)	(2,706)	(3,351)	(2,822)	(3,700)	(3,875)	(2,970)	20%

Total stockholders' equity	114,418	115,428	117,865	119,783	122,083	127,754	7%

Total liabilities and stockholders' equity	$1,586,201	$1,626,551	$1,746,248	$1,884,318	$2,020,966	$2,220,866	18%

(1)
Preliminary.
(2)
Includes allowance for credit losses for letters of credit and unfunded lending commitments of $900 million, $1,050 million, $1,100 million, and $1,100 million for the first, second, third, and fourth quarters of 2006, respectively, and $1,100 million for each of the first and second quarters of 2007.

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER

(In millions of dollars)

	1Q 2006	2Q 2006	3Q 2006	4Q 2006	1Q 2007	2Q 2007	2Q07 vs. 2Q06 Increase/ (Decrease)	Six Months 2006	Six Months 2007	YTD 2007 vs. YTD 2006 Increase/ (Decrease)
Global Consumer:
Net Interest Revenue	$7,224	$7,481	$7,523	$7,073	$7,644	$8,189	9%	$14,705	$15,833	8%
Non-Interest Revenue	4,731	5,147	5,311	5,809	5,462	5,473	6%	9,878	10,935	11%

Total Revenues, Net of Interest Expense	11,955	12,628	12,834	12,882	13,106	13,662	8%	24,583	26,768	9%
Total Operating Expenses	6,357	6,379	6,316	6,881	6,760	7,063	11%	12,736	13,823	9%
Provisions for Loan Losses and for Benefits and Claims	1,668	1,649	1,994	2,268	2,686	2,769	68%	3,317	5,455	64%

Income Before Taxes and Minority Interest	3,930	4,600	4,524	3,733	3,660	3,830	(17)%	8,530	7,490	(12)%
Income Taxes	847	1,400	1,312	1,107	1,017	1,104	(21)%	2,247	2,121	(6)%
Minority Interest, Net of Tax	10	23	17	15	10	30	30%	33	40	21%

Net Income	$3,073	$3,177	$3,195	$2,611	$2,633	$2,696	(15)%	$6,250	$5,329	(15)%

Key Indicators (in billions of dollars):
Average Managed Loans	$509.0	$526.2	$537.9	$552.7	$566.0	$588.2	12%
Average Deposits	$243.6	$247.4	$253.9	$263.5	$273.4	$289.3	17%
Total Branches	7,440	7,670	7,933	8,110	8,140	8,202	7%

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER

(In millions of dollars)

	1Q 2006	2Q 2006	3Q 2006	4Q 2006	1Q 2007	2Q 2007	2Q07 vs. 2Q06 Increase/ (Decrease)	Six Months 2006	Six Months 2007	YTD 2007 vs. YTD 2006 Increase/ (Decrease)
U.S.:
Net Interest Revenue	$4,138	$4,189	$4,141	$4,178	$4,185	$4,285	2%	$8,327	$8,470	2%
Non-Interest Revenue	3,122	3,384	3,663	3,779	3,529	3,493	3%	6,506	7,022	8%

Total Revenues, Net of Interest Expense	7,260	7,573	7,804	7,957	7,714	7,778	3%	14,833	15,492	4%
Total Operating Expenses	3,569	3,551	3,426	3,603	3,629	3,644	3%	7,120	7,273	2%
Provisions for Loan Losses and for Benefits and Claims	901	827	962	1,110	1,470	1,504	82%	1,728	2,974	72%

Income Before Taxes and Minority Interest	2,790	3,195	3,416	3,244	2,615	2,630	(18)%	5,985	5,245	(12)%
Income Taxes	777	1,121	1,162	1,137	842	845	(25)%	1,898	1,687	(11)%
Minority Interest, Net of Tax	9	20	16	13	8	14	(30)%	29	22	(24)%

Net Income	$2,004	$2,054	$2,238	$2,094	$1,765	$1,771	(14)%	$4,058	$3,536	(13)%

Key Indicators (in billions of dollars):
Average Managed Loans	$400.8	$413.7	$421.8	$430.5	$440.0	$447.6	8%
Average Deposits	$99.1	$100.8	$105.5	$113.1	$119.2	$120.9	20%
Total Branches	3,205	3,253	3,353	3,441	3,488	3,433	6%
International:
Net Interest Revenue	$3,133	$3,343	$3,445	$2,945	$3,489	$3,938	18%	$6,476	$7,427	15%
Non-Interest Revenue	1,576	1,731	1,622	2,000	1,899	1,948	13%	3,307	3,847	16%

Total Revenues, Net of Interest Expense	4,709	5,074	5,067	4,945	5,388	5,886	16%	9,783	11,274	15%
Total Operating Expenses	2,621	2,701	2,769	3,110	2,976	3,264	21%	5,322	6,240	17%
Provisions for Loan Losses and for Benefits and Claims	767	822	1,032	1,158	1,216	1,265	54%	1,589	2,481	56%

Income Before Taxes and Minority Interest	1,321	1,551	1,266	677	1,196	1,357	(13)%	2,872	2,553	(11)%
Income Taxes	184	333	227	47	241	325	(2)%	517	566	9%
Minority Interest, Net of Tax	1	3	1	2	2	16	NM	4	18	NM

Net Income	$1,136	$1,215	$1,038	$628	$953	$1,016	(16)%	$2,351	$1,969	(16)%

Key Indicators (in billions of dollars):
Average Loans	$108.2	$112.5	$116.1	$122.2	$126.0	$140.6	25%
Average Deposits	$144.5	$146.6	$148.4	$150.4	$154.2	$168.4	15%
Total Branches	4,235	4,417	4,580	4,669	4,652	4,769	8%
Other Consumer:
Net Interest Revenue	$(47)	$(51)	$(63)	$(50)	$(30)	$(34)	33%	$(98)	$(64)	35%
Non-Interest Revenue	33	32	26	30	34	32	—	65	66	2%

Total Revenues, Net of Interest Expense	(14)	(19)	(37)	(20)	4	(2)	89%	(33)	2	NM
Total Operating Expenses	167	127	121	168	155	155	22%	294	310	5%

Income Before Taxes	(181)	(146)	(158)	(188)	(151)	(157)	(8)%	(327)	(308)	6%
Income Taxes	(114)	(54)	(77)	(77)	(66)	(66)	(22)%	(168)	(132)	21%

Net Income	$(67)	$(92)	$(81)	$(111)	$(85)	$(91)	1%	$(159)	$(176)	(11)%

NM
Not meaningful

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER
U.S.
CARDS—Page 1
(In millions of dollars)

For your convenience, an excerpt from our 2007 second quarter earnings press release is set out below. You can find the entire press release, as well as those from prior periods, on Citigroup's website at www.citigroup.com.

    •
    Revenues declined as growth in non-interest revenues was offset by a decline in net interest revenues. Non-interest revenues increased 3%, driven by improved managed yields and higher volumes of securitized loans, offset by lower securitization gains. Net interest revenues declined 11% as improved net interest margins were offset by a decrease in on balance sheet loans. Expenses decreased 7%.

    •
    Average managed loans were flat as a 6% increase in purchase sales, driven by growth in travel, business, and partner portfolios, was offset by lower promotional balances. Lower promotional balances led to a 36 basis point improvement in the average managed yield.

    •
    Credit costs reflected a $240 million pre-tax charge to increase loan loss reserves for a change in estimate of losses inherent in the portfolio. The managed net credit loss ratio increased 44 basis points to 4.55%, primarily reflecting an increase in bankruptcy filings over unusually low filing levels experienced in the prior-year period. The credit environment remained stable.

    •
    Net income declined 17%, reflecting increased credit costs.

	1Q 2006	2Q 2006	3Q 2006	4Q 2006	1Q 2007	2Q 2007	2Q07 vs. 2Q06 Increase/ (Decrease)	Six Months 2006	Six Months 2007	YTD 2007 vs. YTD 2006 Increase/ (Decrease)
Net Interest Revenue	$1,193	$1,167	$1,140	$1,126	$1,031	$1,037	(11)%	$2,360	$2,068	(12)%
Non-Interest Revenue	2,041	2,084	2,312	2,445	2,263	2,144	3%	4,125	4,407	7%

Total Revenues, Net of Interest Expense(1)	3,234	3,251	3,452	3,571	3,294	3,181	(2)%	6,485	6,475	—
Total Operating Expenses	1,532	1,554	1,447	1,535	1,485	1,452	(7)%	3,086	2,937	(5)%

Net Credit Losses	446	447	456	439	439	408	(9)%	893	847	(5)%
Credit Reserve Build / (Release)	(72)	(160)	(122)	(37)	(44)	224	NM	(232)	180	NM
Provision for Benefits & Claims	21	25	26	18	21	12	(52)%	46	33	(28)%

Provision for Loan Losses and for Benefits and Claims	395	312	360	420	416	644	NM	707	1,060	50%

Income Before Taxes and Minority Interest	1,307	1,385	1,645	1,616	1,393	1,085	(22)%	2,692	2,478	(8)%
Income Taxes and Minority Interest	381	507	560	615	496	359	(29)%	888	855	(4)%

Net Income	$926	$878	$1,085	$1,001	$897	$726	(17)%	$1,804	$1,623	(10)%

Average Assets (in billions of dollars)	$63	$63	$64	$62	$63	$61	(3)%	$63	$62	(2)%
Return on Assets	5.96%	5.59%	6.73%	6.41%	5.77%	4.77%		5.77%	5.28%
Net Credit Loss Ratio	4.27%	4.11%	4.22%	4.30%	4.58%	4.39%
Average Risk Capital	$5,563	$5,591	$5,628	$5,544	$5,452	$5,265	(6)%	$5,577	$5,358	(4)%
Return on Risk Capital	68%	63%	76%	72%	67%	55%		65%	61%
Return on Invested Capital	28%	26%	32%	30%	28%	23%		27%	25%
KEY INDICATORS—Managed Basis(2) (in billions of dollars)
Return on Managed Assets	2.59%	2.42%	2.91%	2.71%	2.37%	1.99%
Average Managed Loans:
Securitized	$94.7	$94.5	$97.3	$99.1	$97.3	$97.5	3%
Held for Sale	0.3	—	0.5	0.2	3.0	3.3	—
On Balance Sheet	42.3	43.6	42.8	40.5	38.9	37.3	(14)%

Total Managed	$137.3	$138.1	$140.6	$139.8	$139.2	$138.1	—

Bankcards	$110.4	$110.3	$110.6	$109.2	$108.4	$107.4	(3)%
Private Label	26.9	27.8	30.0	30.6	30.8	30.7	10%

Total Managed	$137.3	$138.1	$140.6	$139.8	$139.2	$138.1	—

End of Period Managed Loans:
Bankcards	$109.7	$111.3	$110.3	$111.6	$107.3	$108.9	(2)%
Private Label	26.2	29.4	30.5	32.4	30.2	31.2	6%

Total	$135.9	$140.7	$140.8	$144.0	$137.5	$140.1	—

(1)
The 2006 first quarter, 2006 second quarter, 2006 third quarter, 2006 fourth quarter, 2007 first quarter and 2007 second quarter include releases of $90 million, $125 million, $109 million, $74 million, $98 million and $144 million, respectively, from the allowance for credit losses related to loan receivables that were either securitized or transferred to loans held-for-sale during the quarter.

(2)
Managed basis presentation includes results from both the on-balance sheet loans and off- balance sheet loans, and excludes the impact of card securitization activity. Managed disclosures assume that securitized loans have not been sold and present the results of the securitized loans in the same manner as the Company's owned loans.

NM
Not meaningful

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER
U.S.
CARDS—Page 2
(In millions of dollars)

	1Q 2006	2Q 2006	3Q 2006	4Q 2006	1Q 2007	2Q 2007	2Q07 vs. 2Q06 Increase/ (Decrease)
SUPPLEMENTAL DISCLOSURE—Managed Basis(1):
EOP Open Accounts (in millions)	131.1	144.4	151.1	153.2	150.0	147.5	2%
Purchase Sales (in billions of dollars)(2)	$68.4	$77.9	$77.0	$81.0	$72.4	$82.2	6%
Managed Average Yield(3)
Bankcards	12.85%	12.52%	12.61%	12.82%	13.00%	12.93%
Private Label	19.55%	19.02%	19.14%	18.63%	18.51%	18.62%

Total	14.16%	13.83%	14.00%	14.09%	14.22%	14.19%

Managed Net Interest Revenue (in millions of dollars)(4)
Bankcards	$2,471	$2,292	$2,332	$2,364	$2,248	$2,272	(1)%
Private Label	1,076	1,112	1,312	1,296	1,223	1,286	16%

Total	$3,547	$3,404	$3,644	$3,660	$3,471	$3,558	5%

Managed Net Interest Revenue as a % of Average Managed Loans
Bankcards	9.09%	8.33%	8.37%	8.59%	8.40%	8.49%
Private Label	16.22%	16.04%	17.35%	16.80%	16.10%	16.80%
Total	10.48%	9.89%	10.28%	10.39%	10.11%	10.33%
Managed Net Credit Margin (in millions of dollars)(5)
Bankcards	$2,146	$1,942	$1,904	$1,994	$1,878	$1,846	(5)%
Private Label	617	669	792	855	716	736	10%

Total	$2,763	$2,611	$2,696	$2,849	$2,594	$2,582	(1)%

Managed Net Credit Margin as a % of Average Managed Loans
Bankcards	7.88%	7.06%	6.83%	7.24%	7.03%	6.89%
Private Label	9.30%	9.65%	10.47%	11.09%	9.43%	9.62%

Total	8.16%	7.58%	7.61%	8.09%	7.56%	7.50%

Managed Net Credit Losses (in millions of dollars)
Bankcards	$948	$1,040	$1,124	$1,116	$1,143	$1,138	9%
Private Label	373	376	384	417	446	427	14%

Total	$1,321	$1,416	$1,508	$1,533	$1,589	$1,565	11%

Coincident Managed Net Credit Loss Ratio:
Bankcards	3.49%	3.78%	4.03%	4.05%	4.27%	4.25%
Private Label	5.62%	5.42%	5.08%	5.41%	5.87%	5.58%
Total	3.90%	4.11%	4.26%	4.35%	4.63%	4.55%
12 Month Lagged Managed Net Credit Loss Ratio	3.83%	4.20%	4.45%	4.46%	4.70%	4.55%
Managed Loans 90+Days Past Due
Bankcards	$1,536	$1,530	$1,580	$1,619	$1,520	$1,449	(5)%
Private Label	825	705	675	715	642	605	(14)%

Total	$2,361	$2,235	$2,255	$2,334	$2,162	$2,054	(8)%

% of EOP Managed Loans
Bankcards	1.40%	1.37%	1.43%	1.45%	1.42%	1.33%
Private Label	3.15%	2.40%	2.21%	2.21%	2.13%	1.94%
Total	1.74%	1.58%	1.60%	1.62%	1.57%	1.47%

(1)
Managed basis presentation includes results from both the on-balance sheet loans and off- balance sheet loans, and excludes the impact of card securitization activity. Managed disclosures assume that securitized loans have not been sold and present the results of the securitized loans in the same manner as the Company's owned loans.

(2)
Purchase Sales represents customers' purchased sales plus cash advances.

(3)
Gross interest revenue earned divided by average managed loans.

(4)
Includes certain fees that are recorded as interest revenue.

(5)
Total Revenues, net of Interest Expense, less Net Credit Losses.

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER
U.S.
RETAIL DISTRIBUTION—Page 1
(In millions of dollars)

For your convenience, an excerpt from our 2007 second quarter earnings press release is set out below. You can find the entire press release, as well as those from prior periods, on Citigroup's website at www.citigroup.com.

    •
    Revenues grew 2%, driven by higher average loans and deposits, up 16% and 20%, respectively, partially offset by the absence of a $132 million pre-tax gain on the sale of branches recorded in the prior-year period. Excluding the gain on sale, revenues grew 8%. Deposits in Citibank Direct Bank reached $13.8 billion. Volume growth was partially offset by lower net interest margins, reflecting a shift in customer deposits to higher yielding Direct Bank and time deposit balances.

    •
    Expenses increased 12% due to investment in new branches and higher customer activity. During the quarter, 15 new consumer finance branches and 9 new Citibank branches were opened. Total branches increased by 180 versus the prior year.

    •
    Credit costs were up 22%, driven by portfolio growth and an unusually low level of credit losses in the prior-year period. The net credit loss ratio increased 21 basis points to 2.86%. The credit environment remained stable.

    •
    Net income declined 20%, reflecting higher expenses and credit costs, and the absence of a gain on sale of branches in the prior-year period. Excluding the gain on sale, net income declined 8%.

	1Q 2006	2Q 2006	3Q 2006	4Q 2006	1Q 2007	2Q 2007	2Q07 vs. 2Q06 Increase/ (Decrease)	Six Months 2006	Six Months 2007	YTD 2007 vs. YTD 2006 Increase/ (Decrease)
Net Interest Revenue	$1,451	$1,497	$1,521	$1,511	$1,529	$1,602	7%	$2,948	$3,131	6%
Non-Interest Revenue	845	1,002	861	896	897	943	(6)%	1,847	1,840	—

Total Revenues, Net of Interest Expense	2,296	2,499	2,382	2,407	2,426	2,545	2%	4,795	4,971	4%
Total Operating Expenses	1,221	1,200	1,201	1,256	1,323	1,340	12%	2,421	2,663	10%
Net Credit Losses	279	288	282	337	335	360	25%	567	695	23%
Credit Reserve Build / (Release)	(55)	(31)	(29)	(59)	(1)	—	100%	(86)	(1)	99%
Provision for Benefits & Claims	163	168	193	162	188	157	(7)%	331	345	4%

Provision for Loan Losses and for Benefits and Claims	387	425	446	440	522	517	22%	812	1,039	28%

Income Before Taxes	688	874	735	711	581	688	(21)%	1,562	1,269	(19)%
Income Taxes	173	306	254	248	193	235	(23)%	479	428	(11)%

Net Income	$515	$568	$481	$463	$388	$453	(20)%	$1,083	$841	(22)%

Average Assets (in billions of dollars)	$66	$69	$70	$72	$74	$77	12%	$68	$76	12%
Return on Assets	3.16%	3.30%	2.73%	2.55%	2.13%	2.36%		3.21%	2.23%
Average Risk Capital	$3,459	$3,520	$3,591	$3,638	$3,414	$3,705	5%	$3,490	$3,560	2%
Return on Risk Capital	60%	65%	53%	50%	46%	49%		63%	48%
Return on Invested Capital	23%	24%	21%	20%	18%	19%		23%	19%
Revenues by Business:
Citibank Branches	$737	$904	$765	$743	$781	$877	(3)%	$1,641	$1,658	1%
CitiFinancial Branches	1,008	1,037	1,052	1,098	1,064	1,105	7%	2,045	2,169	6%
Primerica Financial Services	551	558	565	566	581	563	1%	1,109	1,144	3%

Total Revenues, Net of Interest Expense	$2,296	$2,499	$2,382	$2,407	$2,426	$2,545	2%	$4,795	$4,971	4%

Net Income by Business:
Citibank Branches	$100	$165	$79	$36	$42	$90	(45)%	$265	$132	(50)%
CitiFinancial Branches	265	264	270	278	215	226	(14)%	529	441	(17)%
Primerica Financial Services	150	139	132	149	131	137	(1)%	289	268	(7)%

Total Net Income	$515	$568	$481	$463	$388	$453	(20)%	$1,083	$841	(22)%

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER
U.S.
RETAIL DISTRIBUTION—Page 2

	1Q 2006	2Q 2006	3Q 2006	4Q 2006	1Q 2007	2Q 2007	2Q07 vs. 2Q06 Increase/ (Decrease)
KEY INDICATORS:
Average Loans (in billions of dollars)
Citibank Branches	$9.4	$9.8	$10.5	$10.9	$11.3	$12.9	32%
CitiFinancial Branches	33.1	33.8	34.7	35.5	36.3	37.6	11%

Total	$42.5	$43.6	$45.2	$46.4	$47.6	$50.5	16%

Average Loans by Product (in billions of dollars)
Real estate secured loans	$22.3	$23.0	$23.7	$24.3	$25.0	$27.3	19%
Personal loans	15.2	15.5	16.2	16.7	17.1	17.8	15%
Sales finance and other	5.0	5.1	5.3	5.4	5.5	5.4	6%

Total	$42.5	$43.6	$45.2	$46.4	$47.6	$50.5	16%

Net Interest Revenue (in millions of dollars)
Citibank Branches	$501	$505	$508	$479	$517	$564	12%
CitiFinancial Branches	891	933	950	972	960	990	6%
Primerica Financial Services	59	59	63	60	52	48	(19)%

Total	$1,451	$1,497	$1,521	$1,511	$1,529	$1,602	7%

Net Credit Loss Ratio	2.66%	2.65%	2.48%	2.88%	2.85%	2.86%
Loans 90+ Days Past Due (in millions of dollars)	$740	$717	$780	$834	$847	$830	16%
% of EOP Loans	1.73%	1.62%	1.69%	1.73%	1.75%	1.60%
Number of Branches:
Citibank	906	892	931	972	993	1,001	12%
CitiFinancial	2,299	2,361	2,422	2,469	2,495	2,432	3%

Total	3,205	3,253	3,353	3,441	3,488	3,433	6%

Total EOP Accounts (in millions)
Citibank Branches(1)	10.7	10.9	11.1	11.4	12.2	10.8	(1)%
CitiFinancial Branches	5.3	5.4	5.5	5.6	5.5	5.6	4%
Primerica Financial Services	4.9	4.9	5.0	4.8	5.0	5.0	2%

Total(1)	20.9	21.2	21.6	21.8	22.7	21.4	1%

Citibank Branches—Average Balances (in billions of dollars)
Checking, Savings & Money Market Deposits	$64.1	$64.1	$64.7	$66.2	$72.3	$74.1	16%
Time Deposits, CDs and Other	16.2	17.9	22.5	27.1	25.9	24.3	36%

Total Deposits	$80.3	$82.0	$87.2	$93.3	$98.2	$98.4	20%

Checking Accounts (in millions)	3.6	3.6	3.8	3.9	3.9	4.0	11%
Primerica Financial Services:
Life Insurance in Force (in billions of dollars)	$583.9	$596.4	$602.8	$605.5	$614.0	$623.5	5%
Loan Volumes (in millions of dollars)	$1,087.0	$1,104.0	$917.0	$1,026.2	$964.2	$1,194.9	8%
Mutual Fund Sales at NAV (in millions of dollars)	$971	$951	$824	$867	$1,039	$1,006	6%
Variable Annuity Net Written Premiums & Deposits (in millions of dollars)	$388	$362	$345	$346	$452	$383	6%
Investment AUMs (EOP) (in billions of dollars)	$31.2	$31.3	$32.5	$34.4	$34.9	$37.0	18%
(1)
During the second quarter of 2007, Retail Distribution transferred approximately 1 million accounts to Smith Barney related to the consolidation of Citicorp Investment Services into Smith Barney.

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER
U.S.
CONSUMER LENDING—Page 1
(In millions of dollars)

For your convenience, an excerpt from our 2007 second quarter earnings press release is set out below. You can find the entire press release, as well as those from prior periods, on Citigroup's website at www.citigroup.com.

    •
    Revenues increased 23%, driven by growth in net interest revenues and net servicing revenues, higher gains on sales of loans, and the acquisition of ABN AMRO Mortgage Group in March 2007. Net interest revenues grew 14% as growth in average loans, up 13%, offset a decline in net interest margins.

    •
    Expenses grew 25%, driven by the integration of the ABN AMRO business and increased business volumes.

    •
    Higher credit costs primarily reflected increased delinquencies and higher net credit losses on second mortgages, and portfolio growth. Higher credit costs also reflected the absence of a $75 million release of loan loss reserves in the prior-year period. The net credit loss ratio in real estate lending increased 21 basis points to 0.40%.

    •
    Net income declined 6%, reflecting higher expenses and credit costs.

	1Q 2006	2Q 2006	3Q 2006	4Q 2006	1Q 2007	2Q 2007	2Q07 vs. 2Q06 Increase/ (Decrease)	Six Months 2006	Six Months 2007	YTD 2007 vs. YTD 2006 Increase/ (Decrease)
Net Interest Revenue	$1,207	$1,214	$1,185	$1,235	$1,350	$1,389	14%	$2,421	$2,739	13%
Non-Interest Revenue	53	93	296	236	201	217	NM	146	418	NM

Total Revenues, Net of Interest Expense	1,260	1,307	1,481	1,471	1,551	1,606	23%	2,567	3,157	23%
Total Operating Expenses	453	444	450	466	491	557	25%	897	1,048	17%
Net Credit Losses	176	160	193	258	286	289	81%	336	575	71%
Credit Reserve Build/(Release)	(31)	(75)	(8)	(13)	217	39	NM	(106)	256	NM
Provision for Benefits & Claims	(2)	1	1	—	—	—	(100)%	(1)	—	100%

Provision for Loan Losses and for Benefits and Claims	143	86	186	245	503	328	NM	229	831	NM

Income Before Taxes and Minority Interest	664	777	845	760	557	721	(7)%	1,441	1,278	(11)%
Income Taxes	218	287	308	263	190	266	(7)%	505	456	(10)%
Minority Interest, Net of Tax	9	20	16	13	8	14	(30)%	29	22	(24)%

Net Income	$437	$470	$521	$484	$359	$441	(6)%	$907	$800	(12)%

Average Assets (in billions of dollars)	$209	$221	$244	$291	$313	$324	47%	$215	$319	48%
Return on Assets	0.85%	0.85%	0.85%	0.66%	0.47%	0.55%		0.85%	0.51%
Average Risk Capital	$3,732	$3,451	$3,770	$4,766	$6,256	$6,618	92%	$3,592	$6,437	79%
Return on Risk Capital	47%	55%	55%	40%	23%	27%		51%	25%
Return on Invested Capital	27%	30%	31%	25%	16%	18%		28%	17%
Revenues by Business:
Real Estate Lending	$843	$793	$1,000	$984	$1,090	$1,092	38%	$1,636	$2,182	33%
Student Loans	117	202	163	150	112	149	(26)%	319	261	(18)%
Auto	300	312	318	337	349	365	17%	612	714	17%

Total Revenues, Net of Interest Expense	$1,260	$1,307	$1,481	$1,471	$1,551	$1,606	23%	$2,567	$3,157	23%

Net Income by Business:
Real Estate Lending	$328	$297	$389	$387	$297	$298	—	$625	$595	(5)%
Student Loans	38	75	58	49	29	47	(37)%	113	76	(33)%
Auto	71	98	74	48	33	96	(2)%	169	129	(24)%

Total Net Income	$437	$470	$521	$484	$359	$441	(6)%	$907	$800	(12)%

NM Not meaningful

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER
U.S.
CONSUMER LENDING—Page 2

	1Q 2006	2Q 2006	3Q 2006	4Q 2006	1Q 2007	2Q 2007	2Q07 vs. 2Q06 Increase/ (Decrease)
KEY INDICATORS:
Real Estate Lending—Balances (in billions of dollars):
Average Loans	$149.6	$159.1	$163.5	$171.1	$177.5	$183.3	15%
Originations	$32.4	$38.6	$35.8	$35.3	$39.6	$46.2	20%
Third Party Mortgage Servicing Portfolio (EOP)	$307.4	$324.9	$353.2	$357.8	$580.2	$585.3	80%
Net Servicing & Gain/(Loss) on Sale—(in millions of dollars)	$10.5	$(11.7)	$74.4	$27.1	$51.9	$129.6	NM
Net Interest Revenue—(in millions of dollars)	$812	$804	$788	$825	$930	$948	18%
NIR as a % of Average Loans (excluding NIR for MBS & Warehouse Loans)	2.13%	1.95%	1.80%	1.72%	1.89%	1.83%
Net Credit Loss Ratio	0.19%	0.19%	0.19%	0.23%	0.33%	0.40%
Loans 90+Days Past Due—(in millions of dollars)	$1,605	$1,524	$1,692	$1,930	$2,025	$2,527	66%
% of EOP Loans	1.03%	0.94%	1.02%	1.11%	1.13%	1.38%
Student Loans—Balances (in billions of dollars):
Average Loans	$24.7	$24.7	$23.2	$21.9	$22.5	$20.9	(15)%
Originations	$2.9	$1.9	$4.1	$2.1	$2.8	$1.3	(32)%
Net Interest Revenue—(in millions of dollars)	$104	$106	$88	$83	$85	$89	(16)%
NIR as a % of Average Loans	1.71%	1.72%	1.50%	1.50%	1.53%	1.71%
Net Credit Loss Ratio	0.03%	0.08%	0.10%	0.09%	0.07%	0.12%
Loans 90+Days Past Due—(in millions of dollars)	$729	$747	$726	$775	$879	$806	8%
% of EOP Loans	2.95%	3.26%	3.34%	3.56%	4.19%	4.01%
Auto—(in billions of dollars):
Average Loans	$12.8	$13.5	$14.3	$15.5	$16.6	$18.2	35%
Originations	$2.0	$2.0	$2.4	$2.7	$3.1	$2.8	40%
Net Interest Revenue—(in millions of dollars)	$291	$304	$309	$327	$335	$352	16%
NIR as a % of Average Loans	9.22%	9.03%	8.57%	8.37%	8.18%	7.76%
Net Credit Margin (NCM)—(in millions of dollars)	$196	$231	$207	$184	$210	$264	14%
NCM as a % of Average Loans	6.21%	6.86%	5.74%	4.71%	5.13%	5.82%
Net Credit Loss Ratio	3.29%	2.44%	3.08%	3.92%	3.40%	2.23%
Loans 90+Days Past Due—(in millions of dollars)	$77	$85	$138	$165	$122	$175	NM
% of EOP Loans	0.58%	0.61%	0.93%	1.02%	0.69%	0.94%
NM
Not meaningful

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER
U.S.
COMMERCIAL BUSINESS
(In millions of dollars)

For your convenience, an excerpt from our 2007 second quarter earnings press release is set out below. You can find the entire press release, as well as those from prior periods, on Citigroup's website at www.citigroup.com.

    •
    Revenues declined as increased loan and deposit balances, up 6% and 20%, respectively, were offset by lower net interest margins and an increase in the mix of tax-advantaged revenues.

    •
    Net income grew 9%, as lower revenues were offset by a decline in expenses and a tax benefit due to increased tax-advantaged revenues.

	1Q 2006	2Q 2006	3Q 2006	4Q 2006	1Q 2007	2Q 2007	2Q07 vs. 2Q06 Increase/ (Decrease)	Six Months 2006	Six Months 2007	YTD 2007 vs. YTD 2006 Increase/ (Decrease)
Net Interest Revenue	$287	$311	$295	$306	$275	$257	(17)%	$598	$532	(11)%
Non-Interest Revenue	183	205	194	202	168	189	(8)%	388	357	(8)%

Total Revenues, Net of Interest Expense	470	516	489	508	443	446	(14)%	986	889	(10)%
Total Operating Expenses	363	353	328	346	330	295	(16)%	716	625	(13)%
Net Credit Losses	14	12	8	23	19	33	NM	26	52	100%
Credit Reserve Build/(Release)	(38)	(8)	(38)	(18)	10	(18)	NM	(46)	(8)	83%

Total Provision for Loan Losses	(24)	4	(30)	5	29	15	NM	(20)	44	NM

Income Before Taxes	131	159	191	157	84	136	(14)%	290	220	(24)%
Income Taxes	5	21	40	11	(37)	(15)	NM	26	(52)	NM

Net Income	$126	$138	$151	$146	$121	$151	9%	$264	$272	3%

Average Assets (in billions of dollars)	$41	$42	$44	$47	$49	$49	17%	$42	$49	17%
Return on Assets	1.25%	1.32%	1.36%	1.23%	1.00%	1.24%		1.27%	1.12%
Average Risk Capital	$2,315	$2,235	$2,323	$2,452	$2,684	$2,633	18%	$2,275	$2,659	17%
Return on Risk Capital	22%	25%	26%	24%	18%	23%		23%	21%
Return on Invested Capital	11%	12%	13%	12%	10%	12%		11%	11%
Total Revenues, Tax Equivalent Basis (1)	$535	$582	$539	$578	$545	$565	(3)%
KEY INDICATORS (in billions of dollars):
Total Deposits	$18.8	$18.8	$18.3	$19.8	$21.0	$22.5	20%
Commercial Real Estate	$16.1	$16.7	$16.8	$17.3	$17.8	$18.2	9%
Equipment Finance	14.1	14.4	14.6	14.8	15.0	14.3	(1)%
Other	3.3	3.3	3.4	3.6	3.7	4.0	21%

Average Loans	$33.5	$34.4	$34.8	$35.7	$36.5	$36.5	6%
Average Loans—Liquidating	0.4	0.3	0.2	0.1	0.1	0.1	(67)%

Average Loans—Total	$33.9	$34.7	$35.0	$35.8	$36.6	$36.6	5%
Operating Leases	1.8	1.8	1.8	1.9	1.9	1.7	(6)%

Total Average Earning Assets	$35.7	$36.5	$36.8	$37.7	$38.5	$38.3	5%

Net Credit Loss Ratio	0.17%	0.14%	0.09%	0.25%	0.21%	0.36%
Loans 90+Days Past Due—(in millions of dollars)	$151	$189	$191	$149	$195	$140	(26)%
% of EOP Loans	0.44%	0.53%	0.54%	0.41%	0.52%	0.37%
(1)
Includes tax-equivalent adjustments (based on the U.S. federal statutory tax rate of 35%) relating to income tax credits arising from affordable housing investments and for tax-exempt income from municipal bond investments.

NM
Not meaningful

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER
INTERNATIONAL
CARDS—Page 1
(In millions of dollars)

        For your convenience, an excerpt from our 2007 second quarter earnings press release is set out below. You can find the entire press release, as well as those from prior periods, on Citigroup's website at www.citigroup.com.

  •
  Revenue and net income growth was driven by higher purchase sales and average loans, up 31% and 44%, respectively, and improved net interest margins. Loan balances grew at a double-digit pace in Mexico, EMEA, Asia and Latin America. Results include the integration of Credicard in Brazil and recent acquisitions.

  •
  Expenses grew 31%, reflecting investment spending, higher customer activity, and the integration of recent acquisitions.

  •
  Net income increased 7%, reflecting increased credit costs, up 67%. Credit costs increased primarily due to organic portfolio growth, acquisitions, and increased past due accounts and portfolio seasoning in Mexico.

	1Q 2006	2Q 2006	3Q 2006	4Q 2006	1Q 2007	2Q 2007	2Q07 vs. 2Q06 Increase/ (Decrease)	Six Months 2006	Six Months 2007	YTD 2007 vs. YTD 2006 Increase/ (Decrease)
Net Interest Revenue	$773	$912	$964	$1,068	$1,121	$1,488	63%	$1,685	$2,609	55%
Non-Interest Revenue	507	598	555	582	618	525	(12)%	1,105	1,143	3%

Total Revenues, Net of Interest Expense	1,280	1,510	1,519	1,650	1,739	2,013	33%	2,790	3,752	34%
Total Operating Expenses	617	714	740	837	819	933	31%	1,331	1,752	32%
Net Credit Losses	218	333	347	402	384	397	19%	551	781	42%
Specific and Unallocated Credit Reserve Build/(Release)	94	26	59	87	22	201	NM	120	223	86%

Total Provision for Loan Losses	312	359	406	489	406	598	67%	671	1,004	50%
Income Before Taxes and Minority Interest	351	437	373	324	514	482	10%	788	996	26%
Income Taxes and Minority Interest	60	109	86	93	126	131	20%	169	257	52%

Net Income	$291	$328	$287	$231	$388	$351	7%	$619	$739	19%

Average Assets (in billions of dollars)	$28	$30	$32	$34	$38	$45	50%	$29	$42	45%
Return on Assets	4.21%	4.39%	3.56%	2.70%	4.14%	3.13%		4.30%	3.55%
Average Risk Capital	$2,073	$2,202	$2,185	$2,301	$2,537	$2,927	33%	$2,138	$2,732	28%
Return on Risk Capital	57%	60%	52%	40%	62%	48%		58%	55%
Return on Invested Capital	27%	29%	24%	18%	26%	22%		28%	24%
Revenues by Region:
Mexico	$405	$443	$465	$513	$530	$558	26%	$848	$1,088	28%
EMEA	294	327	328	353	375	505	54%	621	880	42%
Japan	70	74	72	72	62	67	(9)%	144	129	(10)%
Asia (excluding Japan)	415	428	402	429	446	461	8%	843	907	8%
Latin America	96	238	252	283	326	422	77%	334	748	NM

Total	$1,280	$1,510	$1,519	$1,650	$1,739	$2,013	33%	$2,790	$3,752	34%

Net Income by Region:
Mexico	$149	$147	$133	$84	$169	$155	5%	$296	$324	9%
EMEA	32	43	55	19	46	55	28%	75	101	35%
Japan	21	13	13	16	9	13	—	34	22	(35)%
Asia (excluding Japan)	54	56	73	82	98	98	75%	110	196	78%
Latin America	35	69	13	30	66	30	(57)%	104	96	(8)%

Total	$291	$328	$287	$231	$388	$351	7%	$619	$739	19%

NM
Not meaningful

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER
INTERNATIONAL
CARDS—Page 2

	1Q 2006	2Q 2006	3Q 2006	4Q 2006	1Q 2007	2Q 2007	2Q07 vs. 2Q06 Increase/ (Decrease)
KEY INDICATORS (in billions of dollars)
Average Yield	18.61%	19.03%	19.20%	19.52%	19.58%	19.52%
Net Interest Revenue as a % of Average Loans	12.90%	14.02%	13.91%	14.31%	14.57%	15.83%
Net Credit Margin (in millions of dollars)(1)	$1,062	$1,177	$1,172	$1,248	$1,355	$1,616	37%
% of Average Loans	17.72%	18.09%	16.91%	16.73%	17.61%	17.19%
End of Period Loans	$24.1	$26.8	$28.1	$31.0	$32.2	$40.9	53%
EOP Open Accounts (in millions)	26.7	30.1	30.6	30.9	31.7	34.7	15%
Purchase Sales(2)	$17.4	$19.7	$20.5	$23.0	$21.7	$25.8	31%
Average Loans:
Mexico	$5.5	$5.6	$6.0	$6.6	$6.8	$7.3	30%
EMEA	6.1	6.5	6.7	7.4	7.8	12.1	86%
Japan	1.3	1.4	1.4	1.4	1.4	1.4	0%
Asia (excluding Japan)	10.4	10.7	10.9	11.5	11.9	12.5	17%
Latin America	1.0	1.9	2.5	2.7	3.3	4.4	NM

Total	$24.3	$26.1	$27.5	$29.6	$31.2	$37.7	44%

Coincident Net Credit Loss Ratio	3.64%	5.12%	5.01%	5.39%	4.99%	4.22%
12 Month Lagged Net Credit Loss Ratio	4.13%	6.02%	6.06%	6.82%	6.41%	6.10%
Loans 90+Days Past Due (in millions of dollars)	$535	$643	$723	$709	$736	$950	48%
% of EOP Loans	2.22%	2.40%	2.57%	2.29%	2.29%	2.32%
(1)
Total Revenues, net of Interest Expense, less Net Credit Losses.

(2)
Purchase Sales represents customers' purchased sales plus cash advances.

NM Not meaningful

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER
INTERNATIONAL
CONSUMER FINANCE—Page 1
(In millions of dollars)

For your convenience, an excerpt from our 2007 second quarter earnings press release is set out below. You can find the entire press release, as well as those from prior periods, on Citigroup's website at www.citigroup.com.

  •
  In Japan, revenues and net income declined due to lower receivable balances and increased customer refunds and credit costs. Results reflect recent changes in the operating environment and the fourth quarter 2006 passage of new consumer lending laws. The revenue decline also reflects a narrowing of the target market. Lower revenues were partially offset by a decline in expenses, driven by a repositioning of the business that included closing 273 branches and 101 automated loan machines since the third quarter of 2006.

  •
  Outside of Japan, revenues increased 23%, driven by average loan growth of 21% and stable net interest margins. Net income declined as revenue growth was offset by an increase in credit costs due to portfolio growth, target market expansion, and the absence of certain asset sales in the prior-year period that lowered net credit losses. The net credit loss ratio increased 85 basis points to 3.21%. The credit environment outside of Japan remained generally stable.

	1Q 2006	2Q 2006	3Q 2006	4Q 2006	1Q 2007	2Q 2007	2Q07 vs. 2Q06 Increase/ (Decrease)	Six Months 2006	Six Months 2007	YTD 2007 vs. YTD 2006 Increase/ (Decrease)
Net Interest Revenue	$921	$971	$962	$295	$838	$793	(18)%	$1,892	$1,631	(14)%
Non-Interest Revenue	41	38	36	54	52	50	32%	79	102	29%

Total Revenues, Net of Interest Expense	962	1,009	998	349	890	843	(16)%	1,971	1,733	(12)%
Total Operating Expenses	419	427	406	498	407	398	(7)%	846	805	(5)%
Net Credit Losses	319	323	389	380	430	437	35%	642	867	35%
Credit Reserve Build / (Release)	(16)	17	135	25	26	30	76%	1	56	NM
Provision for Benefits & Claims	1	—	(1)	1	—	—	—	1	—	(100)%

Provision for Loan Losses and for Benefits and Claims	304	340	523	406	456	467	37%	644	923	43%

Income Before Taxes (Benefits)	239	242	69	(555)	27	(22)	NM	481	5	(99)%
Income Taxes (Benefits)	71	69	19	(204)	2	(16)	NM	140	(14)	NM

Net Income (Loss)	$168	$173	$50	$(351)	$25	$(6)	NM	$341	$19	(94)%

Average Assets (in billions of dollars)	$26	$27	$28	$29	$29	$29	7%	$27	$29	7%
Return on Assets	2.62%	2.57%	0.71%	(4.80)%	0.35%	(0.08)%		2.55%	0.13%
Average Risk Capital	$1,165	$1,042	$1,093	$1,156	$1,187	$1,156	11%	$1,104	$1,172	6%
Return on Risk Capital	58%	67%	18%	(120)%	9%	(2)%		62%	3%
Return on Invested Capital	19%	20%	6%	(30)%	3%	(1)%		20%	1%
Revenues by Region:
Mexico	$53	$55	$62	$66	$70	$71	29%	$108	$141	31%
EMEA	184	193	191	203	203	209	8%	377	412	9%
Asia (excluding Japan)	98	108	120	136	140	155	44%	206	295	43%
Latin America	36	38	38	43	43	50	32%	74	93	26%

sub-total	371	394	411	448	456	485	23%	765	941	23%
Japan	591	615	587	(99)	434	358	(42)%	1,206	792	(34)%

Total	$962	$1,009	$998	$349	$890	$843	(16)%	$1,971	$1,733	(12)%

Net Income (Loss) by Region:
Mexico	$10	$11	$12	$8	$10	$8	(27)%	$21	$18	(14)%
EMEA	7	15	(13)	(5)	(3)	4	(73)%	22	1	(95)%
Asia (excluding Japan)	16	12	15	16	13	16	33%	28	29	4%
Latin America	—	1	(1)	(2)	(4)	(1)	NM	1	(5)	NM

sub-total	33	39	13	17	16	27	(31)%	72	43	(40)%
Japan	135	134	37	(368)	9	(33)	NM	269	(24)	NM

Total	$168	$173	$50	$(351)	$25	$(6)	NM	$341	$19	(94)%

NM
Not meaningful

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER
INTERNATIONAL
CONSUMER FINANCE—Page 2

	1Q 2006	2Q 2006	3Q 2006	4Q 2006	1Q 2007	2Q 2007	2Q07 vs. 2Q06 Increase/ (Decrease)
KEY INDICATORS:
Average Loans by Product (in billions of dollars):
Real estate secured loans	$8.1	$8.5	$8.6	$8.9	$9.1	$9.1	7%
Personal loans	13.3	14.3	14.6	15.0	15.0	15.3	7%
Auto	0.3	0.3	0.2	0.2	0.1	0.1	(67)%
Sales finance and other	0.7	0.7	0.8	0.8	0.8	0.8	14%

Total	$22.4	$23.8	$24.2	$24.9	$25.0	$25.3	6%

Average Loans by Region (in billions of dollars):
Mexico	$0.3	$0.3	$0.4	$0.4	$0.4	$0.4	33%
EMEA	9.6	10.4	10.5	10.9	11.0	11.2	8%
Asia (excluding Japan)	2.3	2.6	2.9	3.4	3.8	4.3	65%
Latin America	0.6	0.6	0.7	0.7	0.8	0.9	50%

sub-total	12.8	13.9	14.5	15.4	16.0	16.8	21%
Japan	9.6	9.9	9.7	9.5	9.0	8.5	(14)%

Total	$22.4	$23.8	$24.2	$24.9	$25.0	$25.3	6%

Average Yield	19.06%	18.88%	18.49%	7.82%	17.08%	16.49%
Net Interest Revenue as a % of Average Loans	16.67%	16.36%	15.77%	4.70%	13.59%	12.57%
Net Credit Margin (NCM)—(in millions of dollars)	$643	$686	$609	$(31)	$460	$406	(41)%
NCM as a % of Average Loans	11.64%	11.56%	9.98%	(0.49)%	7.46%	6.44%
Net Credit Loss Ratio	5.78%	5.44%	6.38%	6.05%	6.98%	6.93%
Net Credit Loss Ratio—Japan	9.12%	9.74%	11.26%	11.15%	13.56%	14.25%
Loans 90+ Days Past Due—(in millions of dollars)	$437	$519	$575	$608	$592	$612	18%
% of EOP Loans	1.93%	2.16%	2.37%	2.43%	2.34%	2.43%
Number of Sales Points:
Mexico Branches	288	312	349	394	419	424	36%
EMEA Branches	306	326	339	354	306	308	(6)%
Asia (excluding Japan) Branches	489	547	582	641	640	641	17%
Latin America Branches	180	188	213	255	253	248	32%

sub-total	1,263	1,373	1,483	1,644	1,618	1,621	18%

Japan Branches	325	324	324	135	51	51	(84)%
Japan Automated Loan Machines (ALMs)	731	809	809	809	708	708	(12)%

Total Japan	1,056	1,133	1,133	944	759	759	(33)%

Total	2,319	2,506	2,616	2,588	2,377	2,380	(5)%

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER
INTERNATIONAL
RETAIL BANKING—Page 1
(In millions of dollars)

For your convenience, an excerpt from our 2007 second quarter earnings press release is set out below. You can find the entire press release, as well as those from prior periods, on Citigroup's website at www.citigroup.com.

    •
    Revenues increased 19%, driven by increased deposits and loans, up 15% and 24%, respectively, and 46% growth in investment product sales. Loan growth was partially offset by net interest margin compression. Loan balances grew at a double-digit pace in EMEA, Asia, Latin America, and Mexico. Results include the integration of recent acquisitions.

    •
    Expenses grew 24%, reflecting increased business volumes and acquisitions. During the quarter, 128 new branches were acquired or opened.

    •
    Credit costs increased as lower net credit losses, due to portfolio sales, were offset by the absence of a $105 million net release of loan loss reserves recorded in the prior-year period. The credit environment remained stable.

    •
    Net income declined 6%, reflecting higher credit costs, and lower APB 23 tax benefits in Mexico.

	1Q 2006	2Q 2006	3Q 2006	4Q 2006	1Q 2007	2Q 2007	2Q07 vs. 2Q06 Increase/ (Decrease)	Six Months 2006	Six Months 2007	YTD 2007 vs. YTD 2006 Increase/ (Decrease)
Net Interest Revenue	$1,439	$1,460	$1,519	$1,582	$1,530	$1,657	13%	$2,899	$3,187	10%
Non-Interest Revenue	1,028	1,095	1,031	1,364	1,229	1,373	25%	2,123	2,602	23%

Total Revenues, Net of Interest Expense	2,467	2,555	2,550	2,946	2,759	3,030	19%	5,022	5,789	15%
Total Operating Expenses	1,585	1,560	1,623	1,775	1,750	1,933	24%	3,145	3,683	17%
Net Credit Losses	184	191	141	221	238	168	(12)%	375	406	8%
Credit Reserve Build/(Release)	(77)	(105)	(93)	(12)	64	5	NM	(182)	69	NM
Provision for Benefits & Claims	44	37	55	54	52	27	(27)%	81	79	(2)%

Provision for Loan Losses and for Benefits and Claims	151	123	103	263	354	200	63%	274	554	NM

Income Before Taxes and Minority Interest	731	872	824	908	655	897	3%	1,603	1,552	(3)%
Income Taxes	53	156	123	159	115	213	37%	209	328	57%
Minority Interest, Net of Tax	1	2	—	1	—	13	NM	3	13	NM

Net Income	$677	$714	$701	$748	$540	$671	(6)%	$1,391	$1,211	(13)%

Average Assets (in billions of dollars)	$119	$120	$127	$131	$132	$148	23%	$120	$140	17%
Return on Assets	2.31%	2.39%	2.19%	2.27%	1.66%	1.82%		2.34%	1.74%
Average Risk Capital	$9,407	$9,481	$9,348	$9,641	$10,123	$11,295	19%	$9,443	$10,710	13%
Return on Risk Capital	29%	30%	30%	31%	22%	24%		30%	23%
Return on Invested Capital	15%	16%	15%	17%	13%	13%		16%	13%
Total Revenues, Net of Interest Expense:
Mexico	$691	$694	$711	$1,033	$777	$725	4%	$1,385	$1,502	8%
EMEA	792	840	834	848	868	904	8%	1,632	1,772	9%
Japan	114	118	123	118	119	255	NM	232	374	61%
Asia (excluding Japan)	676	708	687	726	773	848	20%	1,384	1,621	17%
Latin America	194	195	195	221	222	298	53%	389	520	34%

Total	$2,467	$2,555	$2,550	$2,946	$2,759	$3,030	19%	$5,022	$5,789	15%

Net Income (Loss) by Region:
Mexico	$199	$217	$250	$385	$193	$197	(9)%	$416	$390	(6)%
EMEA	146	157	171	98	40	89	(43)%	303	129	(57)%
Japan	32	31	29	26	27	52	68%	63	79	25%
Asia (excluding Japan)	277	291	240	234	272	312	7%	568	584	3%
Latin America	23	18	11	5	8	21	17%	41	29	(29)%

Total	$677	$714	$701	$748	$540	$671	(6)%	$1,391	$1,211	(13)%

KEY INDICATORS:
Net Credit Loss Ratio	1.21%	1.22%	0.87%	1.29%	1.38%	0.87%
Loans 90+Days Past Due (in millions of dollars)	$736	$680	$679	$667	$630	$658	(3)%
% of EOP Loans	1.21%	1.08%	1.04%	0.97%	0.88%	0.83%
Branches by Region:
Mexico	1,404	1,441	1,452	1,510	1,520	1,524	6%
EMEA	636	663	682	711	717	715	8%
Japan	25	25	25	25	25	25	—
Asia (excluding Japan)	403	404	405	412	403	403	—
Latin America	179	187	209	232	318	430	NM

Total	2,647	2,720	2,773	2,890	2,983	3,097	14%

NM Not meaningful

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER
INTERNATIONAL
RETAIL BANKING—Page 2

	1Q 2006	2Q 2006	3Q 2006	4Q 2006	1Q 2007	2Q 2007	2Q07 vs. 2Q06 Increase/ (Decrease)
KEY INDICATORS (Continued):
International—Balances (in billions of dollars)
Checking, Savings & Money Market Deposits	$76.8	$78.8	$77.6	$75.9	$77.2	$86.5	10%
Time Deposits, CDs and Other	67.7	67.8	70.8	74.5	77.0	81.9	21%

Total Average Deposits	$144.5	$146.6	$148.4	$150.4	$154.2	$168.4	15%

Investment Sales	$17.1	$18.2	$16.0	$17.7	$22.7	$26.6	46%
Investment AUMs (EOP)	$90.1	$90.0	$95.2	$101.1	$112.6	$121.6	35%
Other (primarily Retirement Services)	34.1	32.8	32.5	37.1	26.3	28.7	(13)%

Total AUMs	$124.2	$122.8	$127.7	$138.2	$138.9	$150.3	22%

Average Customer Deposits by Region (in billions of dollars):
Mexico	$25.9	$24.9	$25.7	$25.5	$25.0	$26.0	4%
EMEA	31.0	32.8	32.7	33.0	33.9	42.6	30%
Japan	20.8	21.1	20.9	21.0	20.9	20.6	(2)%
Asia (excluding Japan)	59.6	60.6	61.5	62.9	65.7	67.2	11%
Latin America	7.2	7.2	7.6	8.0	8.7	12.0	67%

Total	$144.5	$146.6	$148.4	$150.4	$154.2	$168.4	15%

Average Loans by Region (in billions of dollars):
Mexico	$8.2	$7.7	$7.9	$8.2	$8.3	$9.0	17%
EMEA	17.4	18.6	19.0	19.8	20.2	24.8	33%
Japan	0.7	0.8	0.6	0.6	0.6	0.5	(38)%
Asia (excluding Japan)	34.1	34.4	35.6	37.6	39.0	40.5	18%
Latin America	1.1	1.1	1.3	1.5	1.7	2.8	NM

Total	$61.5	$62.6	$64.4	$67.7	$69.8	$77.6	24%

Average Loans by Type (in billions of dollars):
Mortgage	$23.3	$23.2	$24.2	$25.5	$25.8	$27.8	20%
Auto	2.3	2.2	2.2	2.2	2.2	2.3	5%
Installment/Overdraft	23.2	24.4	25.4	26.9	27.9	32.0	31%
Commercial	8.1	8.2	8.5	9.0	9.9	10.6	29%
Other Retail	4.6	4.6	4.1	4.1	4.0	4.9	7%

Total	$61.5	$62.6	$64.4	$67.7	$69.8	$77.6	24%

EOP Accounts by Region (in millions):
Mexico	18.5	19.0	19.8	20.4	21.1	19.8	4%
EMEA	9.0	9.3	9.6	10.0	10.2	11.7	26%
Japan	2.0	2.1	2.1	2.1	2.1	2.1	—
Asia (excluding Japan)	12.0	12.1	12.3	11.6	11.9	12.2	1%
Latin America	7.0	7.2	7.5	7.7	8.3	8.7	21%

Total	48.5	49.7	51.3	51.8	53.6	54.5	10%

NM Not meaningful

Reclassified to conform to the current period's presentation.

MARKETS & BANKING
(In millions of dollars)

	1Q 2006	2Q 2006	3Q 2006	4Q 2006	1Q 2007	2Q 2007	2Q07 vs. 2Q06 Increase/ (Decrease)	Six Months 2006	Six Months 2007	YTD 2007 vs. YTD 2006 Increase/ (Decrease)
Markets & Banking:
Net Interest Revenue	$2,234	$2,147	$1,913	$2,198	$2,452	$2,831	32%	$4,381	$5,283	21%
Non-Interest Revenue	5,045	4,614	4,154	4,882	6,505	6,130	33%	9,659	12,635	31%

Total Revenues, Net of Interest Expense	7,279	6,761	6,067	7,080	8,957	8,961	33%	14,040	17,918	28%
Total Operating Expenses	4,757	4,158	3,622	4,582	5,111	4,948	19%	8,915	10,059	13%
Total Provision for Credit Losses	—	173	107	79	263	(62)	NM	173	201	16%

Income Before Taxes and Minority Interest	2,522	2,430	2,338	2,419	3,583	4,075	68%	4,952	7,658	55%
Income Taxes	574	702	598	654	947	1,236	76%	1,276	2,183	71%
Minority Interest, Net of Tax	19	5	19	11	15	7	40%	24	22	(8)%

Net Income	$1,929	$1,723	$1,721	$1,754	$2,621	$2,832	64%	$3,652	$5,453	49%

U.S.:
Net Interest Revenue	$858	$713	$356	$782	$710	$1,019	43%	$1,571	$1,729	10%
Non-Interest Revenue	2,065	2,090	1,651	1,640	3,004	2,022	(3)%	4,155	5,026	21%

Total Revenues, Net of Interest Expense	2,923	2,803	2,007	2,422	3,714	3,041	8%	5,726	6,755	18%
Total Operating Expenses	2,251	1,621	1,218	1,916	2,219	1,655	2%	3,872	3,874	—
Total Provision for Credit Losses	52	137	55	16	65	6	(96)%	189	71	(62)%

Income Before Taxes and Minority Interest	620	1,045	734	490	1,430	1,380	32%	1,665	2,810	69%
Income Taxes	94	301	185	85	430	408	36%	395	838	NM
Minority Interest, Net of Tax	11	(3)	9	(2)	1	(12)	NM	8	(11)	NM

Net Income	$515	$747	$540	$407	$999	$984	32%	$1,262	$1,983	57%

International:
Net Interest Revenue	$1,376	$1,434	$1,557	$1,416	$1,742	$1,812	26%	$2,810	$3,554	26%
Non-Interest Revenue	2,980	2,524	2,503	3,242	3,501	4,108	63%	5,504	7,609	38%

Total Revenues, Net of Interest Expense	4,356	3,958	4,060	4,658	5,243	5,920	50%	8,314	11,163	34%
Total Operating Expenses	2,506	2,537	2,404	2,666	2,892	3,293	30%	5,043	6,185	23%
Total Provision for Credit Losses	(52)	36	52	63	198	(68)	NM	(16)	130	NM

Income Before Taxes and Minority Interest	1,902	1,385	1,604	1,929	2,153	2,695	95%	3,287	4,848	47%
Income Taxes	480	401	413	569	517	828	NM	881	1,345	53%
Minority Interest, Net of Tax	8	8	10	13	14	19	NM	16	33	NM

Net Income	$1,414	$976	$1,181	$1,347	$1,622	$1,848	89%	$2,390	$3,470	45%

NM Not meaningful

Reclassified to conform to the current period's presentation.

MARKETS & BANKING
INCOME STATEMENT
(In millions of dollars)

	1Q 2006	2Q 2006	3Q 2006	4Q 2006	1Q 2007	2Q 2007	2Q07 vs. 2Q06 Increase/ (Decrease)	Six Months 2006	Six Months 2007	YTD 2007 vs. YTD 2006 Increase/ (Decrease)
Revenues:
Commissions and Fees	$682	$713	$555	$591	$697	$693	(3)%	$1,395	$1,390	—
Administration and Other Fiduciary Fees	756	797	780	797	865	974	22%	1,553	1,839	18%
Investment Banking	1,078	1,153	1,020	1,366	1,680	1,264	10%	2,231	2,944	32%
Principal Transactions	2,150	1,425	1,434	1,598	2,673	2,561	80%	3,575	5,234	46%
Other	379	526	365	530	590	638	21%	905	1,228	36%

Total Non-Interest Revenues	5,045	4,614	4,154	4,882	6,505	6,130	33%	9,659	12,635	31%
Net Interest Revenue (including Dividends)	2,234	2,147	1,913	2,198	2,452	2,831	32%	4,381	5,283	21%

Total Revenues, Net of Interest Expense	7,279	6,761	6,067	7,080	8,957	8,961	33%	14,040	17,918	28%

Non-Interest Expenses:
Compensation and Benefits	3,178	2,550	2,045	2,752	3,426	3,288	29%	5,728	6,714	17%
Other Operating and Administrative Expenses	1,579	1,608	1,577	1,830	1,685	1,660	3%	3,187	3,345	5%

Total Non-Interest Expenses	4,757	4,158	3,622	4,582	5,111	4,948	19%	8,915	10,059	13%
Provision for Loan Losses	(50)	23	57	79	263	(62)	NM	(27)	201	NM
Provision for Unfunded Lending Commitments	50	150	50	—	—	—	(100)%	200	—	(100)%

Total Provision for Credit Losses	—	173	107	79	263	(62)	NM	173	201	16%

Income Before Taxes and Minority Interest	2,522	2,430	2,338	2,419	3,583	4,075	68%	4,952	7,658	55%
Income Taxes	574	702	598	654	947	1,236	76%	1,276	2,183	71%
Minority Interest, Net of Tax	19	5	19	11	15	7	40%	24	22	(8)%

Net Income	$1,929	$1,723	$1,721	$1,754	$2,621	$2,832	64%	$3,652	$5,453	49%

Pre-tax Profit Margin	34.6%	35.9%	38.5%	34.2%	40.0%	45.5%		35.3%	42.7%
Compensation and Benefits Expenses as a Percent of Net Revenues(1)	43.7%	37.7%	33.7%	38.9%	38.2%	36.7%		40.8%	37.5%
Non-Compensation Expenses as a Percent of Net Revenues	21.7%	23.8%	26.0%	25.8%	18.8%	18.5%		22.7%	18.7%
(1)
The 2006 first quarter includes $449 million (pretax) related to the adoption of SFAS 123(R).

NM Not meaningful

Reclassified to conform to the current period's presentation.

MARKETS & BANKING
REVENUE DETAILS
(In millions of dollars)

	1Q 2006	2Q 2006	3Q 2006	4Q 2006	1Q 2007	2Q 2007	2Q07 vs. 2Q06 Increase/ (Decrease)	Six Months 2006	Six Months 2007	YTD 2007 vs. YTD 2006 Increase/ (Decrease)
Revenue Details:
Investment Banking:
Advisory and Other Fees	$295	$296	$355	$383	$429	$397	34%	$591	$826	40%
Equity Underwriting	286	284	204	463	523	539	90%	570	1,062	86%
Debt Underwriting	713	670	639	666	813	712	6%	1,383	1,525	10%

Gross Investment Banking	1,294	1,250	1,198	1,512	1,765	1,648	32%	2,544	3,413	34%
Revenue Allocated to the Global Wealth Management Segment:
Equity Underwriting	(42)	(49)	(59)	(111)	(136)	(137)	NM	(91)	(273)	NM
Debt Underwriting	(36)	(51)	(50)	(58)	(34)	(42)	18%	(87)	(76)	13%

Net Investment Banking	1,216	1,150	1,089	1,343	1,595	1,469	28%	2,366	3,064	30%
Lending	411	569	481	526	561	495	(13)%	980	1,056	8%
Equity Markets	1,179	945	868	900	1,483	1,582	67%	2,124	3,065	44%
Fixed Income Markets	3,148	2,762	2,315	2,749	3,771	3,419	24%	5,910	7,190	22%
Other Securities and Banking(1)	(58)	(157)	(186)	(32)	(97)	156	NM	(215)	59	NM

Total Securities and Banking Revenues (1)	5,896	5,269	4,567	5,486	7,313	7,121	35%	11,165	14,434	29%

Transaction Services	1,382	1,495	1,500	1,594	1,645	1,840	23%	2,877	3,485	21%
Other	1	(3)	—	—	(1)	—	100%	(2)	(1)	50%

Total Markets & Banking Revenues	$7,279	$6,761	$6,067	$7,080	$8,957	$8,961	33%	$14,040	$17,918	28%

(1)
Prior to the second quarter of 2007, Securities and Banking revenues reflect Citigroup's portion (49%) of the results of the Nikko Citigroup Joint Venture on each respective line with an offset in Other Securities and Banking to conform to the GAAP presentation. Beginning in the 2007 second quarter, these results are consolidated.

NM
Not meaningful

Reclassified to conform to the current period's presentation.

MARKETS & BANKING
SECURITIES AND BANKING
(In millions of dollars)

For your convenience, an excerpt from our 2007 second quarter earnings press release is set out below. You can find the entire press release, as well as those from prior periods, on Citigroup's website at www.citigroup.com.

    •
    Fixed income markets revenues increased 24% to $3.42 billion, driven by improved results across all products, including interest rates and currencies, credit and securitized products, and commodities.

    •
    Equity markets revenues grew 67% to a record $1.58 billion on higher results in cash trading, derivatives, equity finance, and convertibles.

    •
    Gross investment banking revenues were $1.65 billion, reflecting record equity underwriting revenues of $539 million, up 90%, and increased advisory and other fees, up 34%. Net investment banking revenues increased 28% to $1.47 billion.

    •
    Operating expenses increased 30% due to higher business volumes and compensation costs.

    •
    Credit costs decreased reflecting a stable global corporate credit environment and the absence of a $120 million net increase to loan loss reserves recorded in the prior-year period.

    •
    Net income increased 52% to $2.15 billion.

	1Q 2006	2Q 2006	3Q 2006	4Q 2006	1Q 2007	2Q 2007	2Q07 vs. 2Q06 Increase/ (Decrease)	Six Months 2006	Six Months 2007	YTD 2007 vs. YTD 2006 Increase/ (Decrease)
Net Interest Revenue	$1,571	$1,408	$1,139	$1,365	$1,614	$1,908	36%	$2,979	$3,522	18%
Non-Interest Revenue	4,325	3,861	3,428	4,121	5,699	5,213	35%	8,186	10,912	33%

Total Revenues, Net of Interest Expense	5,896	5,269	4,567	5,486	7,313	7,121	35%	11,165	14,434	29%
Total Operating Expenses	3,803	3,154	2,655	3,524	4,059	4,102	30%	6,957	8,161	17%
Provision for Loan Losses	(51)	19	50	73	258	(56)	NM	(32)	202	NM
Provision for Unfunded Lending Commitments	46	138	48	—	—	—	(100)%	184	—	(100)%

Total Provision for Credit Losses	(5)	157	98	73	258	(56)	NM	152	202	33%

Income Before Taxes and Minority Interest	2,098	1,958	1,814	1,889	2,996	3,075	57%	4,056	6,071	50%
Income Taxes	461	541	452	490	812	927	71%	1,002	1,739	74%
Minority Interest, Net of Tax	19	5	18	10	11	3	(40)%	24	14	(42)%

Net Income	$1,618	$1,412	$1,344	$1,389	$2,173	$2,145	52%	$3,030	$4,318	43%

Average Risk Capital	$19,123	$20,173	$20,450	$20,817	$22,701	$25,912	28%	$19,648	$24,307	24%
Return on Risk Capital	34%	28%	26%	26%	39%	33%		31%	36%
Return on Invested Capital	26%	21%	19%	20%	30%	26%		23%	28%
Investment Banking
Global Debt, Equity and Equity-related Underwriting:
Global Volume(1)	$180,639	$164,613	$154,680	$180,931	$204,508	$194,940	18%	$345,252	$399,448	16%
Global Market Share	9.1%	8.5%	9.0%	8.3%	9.0%	8.4%		8.8%	8.7%
Rank	1	1	1	1	1	1		1	1
U.S. Volume(1)	$112,927	$118,422	$101,607	$102,835	$137,521	$130,265	10%	$231,349	$267,786	16%
U.S. Market Share	10.3%	10.3%	10.0%	9.1%	11.4%	10.7%		10.3%	11.1%
Rank	1	1	1	1	1	1		1	1
(1)
Full credit to book manager. Market volumes and shares sourced from Thomson Financial Securities Data.

NM
Not meaningful

Reclassified to conform to the current period's presentation.

MARKETS & BANKING
TRANSACTION SERVICES
(In millions of dollars)

For your convenience, an excerpt from our 2007 second quarter earnings press release is set out below. You can find the entire press release, as well as those from prior periods, on Citigroup's website at www.citigroup.com.

  •
  Revenues increased 23% to a record $1.84 billion, driven by higher customer volumes and stable net interest margins. Liability balances grew 24% and assets under custody were up 22%.

  •
  Operating expenses increased 14%, primarily driven by increased business volumes, and credit remained stable.

  •
  Net income increased 51% to a record $514 million.

	1Q 2006	2Q 2006	3Q 2006	4Q 2006	1Q 2007	2Q 2007	2Q07 vs. 2Q06 Increase/ (Decrease)	Six Months 2006	Six Months 2007	YTD 2007 vs. YTD 2006 Increase/ (Decrease)
Net Interest Revenue	$663	$739	$774	$833	$838	$923	25%	$1,402	$1,761	26%
Non-Interest Revenue	719	756	726	761	807	917	21%	1,475	1,724	17%

Total Revenues, Net of Interest Expense	1,382	1,495	1,500	1,594	1,645	1,840	23%	2,877	3,485	21%
Total Operating Expenses	949	989	954	1,058	1,037	1,125	14%	1,938	2,162	12%
Provision for Loan Losses	1	4	7	6	5	(6)	NM	5	(1)	NM
Provision for Unfunded Lending Commitments	4	12	2	—	—	—	(100)%	16	—	(100)%

Total Provision for Credit Losses	5	16	9	6	5	(6)	NM	21	(1)	NM

Income Before Taxes and Minority Interest	428	490	537	530	603	721	47%	918	1,324	44%
Income Taxes and Minority Interest, Net of Tax	105	150	152	152	156	207	38%	255	363	42%

Net Income	$323	$340	$385	$378	$447	$514	51%	$663	$961	45%

Average Risk Capital	$1,470	$1,582	$1,517	$1,376	$1,442	$1,643	4%	$1,526	$1,543	1%
Return on Risk Capital	89%	86%	101%	109%	126%	125%		88%	126%
Return on Invested Capital	50%	50%	57%	59%	67%	70%		50%	69%
Revenue Details:
Cash Management	$792	$856	$894	$963	$981	$1,047	22%	$1,648	$2,028	23%
Securities Services	438	478	450	478	507	624	31%	916	1,131	23%
Trade	152	161	156	153	157	169	5%	313	326	4%

Total Revenues, Net of Interest Expense	$1,382	$1,495	$1,500	$1,594	$1,645	$1,840	23%	$2,877	$3,485	21%

Average Deposits and Other Customer Liability Balances (in billions)	$170	$191	$191	$203	$213	$237	24%
Assets Under Custody (EOP in trillions)	$8.8	$9.3	$9.6	$10.4	$10.7	$11.3	22%
NM
Not meaningful

Reclassified to conform to the current period's presentation.

GLOBAL WEALTH MANAGEMENT
(In millions of dollars)

	1Q 2006	2Q 2006	3Q 2006	4Q 2006	1Q 2007	2Q 2007	2Q07 vs. 2Q06 Increase/ (Decrease)	Six Months 2006	Six Months 2007	YTD 2007 vs. YTD 2006 Increase/ (Decrease)
Global Wealth Management:
Net Interest Revenue	$460	$444	$480	$538	$529	$526	18%	$904	$1,055	17%
Non-Interest Revenue	2,023	2,048	2,006	2,178	2,289	2,671	30%	4,071	4,960	22%

Total Revenues, Net of Interest Expense	2,483	2,492	2,486	2,716	2,818	3,197	28%	4,975	6,015	21%
Total Operating Expenses	2,055	1,961	1,894	2,096	2,102	2,455	25%	4,016	4,557	13%
Total Provision for Loan Losses	5	8	16	(5)	17	12	50%	13	29	NM

Income Before Taxes and Minority Interest	423	523	576	625	699	730	40%	946	1,429	51%
Income Taxes	136	176	177	214	251	199	13%	312	450	44%
Minority Interest, Net of Tax	—	—	—	—	—	17	—	—	17	—

Net Income	$287	$347	$399	$411	$448	$514	48%	$634	$962	52%

Financial Advisors (FA)/Bankers	13,837	13,671	13,601	13,694	13,605	15,595	14%
Annualized Revenue per FA/Banker (in thousands)	$715	$726	$729	$796	$837	$878	21%
Key Indicators (in billions of dollars):
Client Assets Under Fee-Based Management	$369	$363	$374	$399	$418	$509	40%
Total Client Assets	$1,347	$1,321	$1,362	$1,438	$1,493	$1,788	35%
Net Client Asset Flows	$3	$(4)	$3	$12	$6	$—	100%
Average Deposits and Other Customer Liability Balances	$99	$100	$106	$110	$113	$113	13%
Average Loans	$40	$42	$43	$44	$46	$51	21%
U.S.:
Total Revenues, Net of Interest Expense	$2,154	$2,149	$2,153	$2,337	$2,385	$2,439	13%	$4,303	$4,824	12%
Total Operating Expenses	1,805	1,706	1,649	1,794	1,797	1,914	12%	3,511	3,711	6%
Total Provision for Loan Losses	5	5	9	(2)	11	(4)	NM	10	7	(30)%

Income Before Taxes and Minority Interest	344	438	495	545	577	529	21%	782	1,106	41%
Income Taxes	116	148	153	195	216	194	31%	264	410	55%
Minority Interest, Net of Tax	—	—	—	—	—	—	—	—	—	—

Net Income	$228	$290	$342	$350	$361	$335	16%	$518	$696	34%

International:
Total Revenues, Net of Interest Expense	$329	$343	$333	$379	$433	$758	NM	$672	$1,191	77%
Total Operating Expenses	250	255	245	302	305	541	NM	505	846	68%
Total Provision for Loan Losses	—	3	7	(3)	6	16	NM	3	22	NM

Income Before Taxes and Minority Interest	79	85	81	80	122	201	NM	164	323	97%
Income Taxes	20	28	24	19	35	5	(82)%	48	40	(17)%
Minority Interest, Net of Tax	—	—	—	—	—	17	—	—	17	—

Net Income	$59	$57	$57	$61	$87	$179	NM	$116	$266	NM

NM
Not meaningful

Reclassified to conform to the current period's presentation.

GLOBAL WEALTH MANAGEMENT
SMITH BARNEY(1)
(In millions of dollars)

For your convenience, an excerpt from our 2007 second quarter earnings press release is set out below. You can find the entire press release, as well as those from prior periods, on Citigroup's website at www.citigroup.com.

  •
  Record revenues were driven by a 21% increase in fee-based and net interest revenues, reflecting improved net interest margins and a continued shift toward offering fee-based advisory products and services. Transactional revenues increased 48%, as a higher volume of new securities offerings drove increased customer trading. Revenues also reflect increased ownership of Nikko Cordial Corporation in Japan.

  •
  Assets under fee-based management increased 43% to $448 billion, primarily driven by positive market action, acquisitions, and net client asset flows.

  •
  Expenses increased 27%, primarily driven by increased customer activity and the impact of acquisitions.

  •
  Net income increased 35%, driven by increased business volumes and the impact of acquisitions.

	1Q 2006	2Q 2006	3Q 2006	4Q 2006	1Q 2007	2Q 2007	2Q07 vs. 2Q06 Increase/ (Decrease)	Six Months 2006	Six Months 2007	YTD 2007 vs. YTD 2006 Increase/ (Decrease)
Revenues:
Fee-Based and Net Interest Revenue	$1,200	$1,238	$1,305	$1,386	$1,407	$1,501	21%	$2,438	$2,908	19%
Commissions and Other Transactional Revenue	787	752	689	803	839	1,110	48%	1,539	1,949	27%

Total Revenues, Net of Interest Expense	1,987	1,990	1,994	2,189	2,246	2,611	31%	3,977	4,857	22%

Total Operating Expenses	1,720	1,624	1,565	1,710	1,724	2,063	27%	3,344	3,787	13%
Provision for Loan Losses	1	(1)	(1)	1	—	1	—	—	1	—

Income Before Taxes and Minority Interest	266	367	430	478	522	547	49%	633	1,069	69%
Income Taxes	98	129	136	173	198	209	62%	227	407	79%
Minority Interest, Net of Tax	—	—	—	—	—	17	—	—	17	—

Net Income	$168	$238	$294	$305	$324	$321	35%	$406	$645	59%

Pretax Profit Margin	13%	18%	22%	22%	23%	21%		16%	22%
Average Risk Capital	$1,457	$1,422	$1,436	$1,647	$1,743	$1,725	21%	$1,440	$1,734	20%
Return on Risk Capital	47%	67%	81%	73%	75%	75%		57%	75%
Return on Invested Capital	24%	34%	41%	39%	39%	23%		29%	29%
Financial Advisors	13,321	13,177	13,076	13,143	13,009	14,998	14%
Annualized Revenue per FA (000)	$597	$600	$606	$667	$697	$748	25%
Branch offices	635	635	635	634	638	805	27%
Revenues:
Net Interest Revenue	$209	$203	$247	$306	$285	$271	33%	$412	$556	35%
Non-Interest Revenue	1,778	1,787	1,747	1,883	1,961	2,340	31%	3,565	4,301	21%

Total	$1,987	$1,990	$1,994	$2,189	$2,246	$2,611	31%	$3,977	$4,857	22%

Key Indicators (in billions of dollars):
Client Assets Under Fee-Based Management(2)	$319	$313	$322	$343	$362	$448	43%
Total Client Assets	$1,167	$1,142	$1,173	$1,230	$1,277	$1,562	37%
Net Client Asset Flows	$3	$(5)	$2	$9	$7	$(3)	40%
Average Deposits and Other Customer Liability Balances	$51	$51	$52	$50	$52	$51	—
(1)
Smith Barney includes Smith Barney, Citigroup Wealth Advisors, Nikko, Quilter and the legacy Citicorp Investment Services business.

(2)
During the second quarter of 2007, Retail Distribution transferred approximately $47 billion of Client Assets and 686 Financial Advisors and 79 branches to Smith Barney related to the consolidation of Citicorp Investment Services into Smith Barney.

Reclassified to conform to the current period's presentation.

GLOBAL WEALTH MANAGEMENT
PRIVATE BANK
(In millions of dollars)

For your convenience, an excerpt from our 2007 second quarter earnings press release is set out below. You can find the entire press release, as well as those from prior periods, on Citigroup's website at www.citigroup.com.

  •
  Revenue growth was driven by a 32% increase in international revenues, reflecting strong growth in capital markets products in Asia. U.S. revenues declined 4% as increased business volumes were offset by net interest margin compression. Expense growth of 16% primarily reflected increased client activity, which led to higher compensation costs, including the net addition of 103 bankers since the second quarter of 2006.

  •
  Client business volumes increased 26%, including higher client assets under fee-based management, up 22%, and average loans, up 18%.

  •
  Net income, up 77%, included a $65 million APB 23 tax benefit (see Schedule A, page 9). Excluding the tax benefit, net income grew 17%.

	1Q 2006	2Q 2006	3Q 2006	4Q 2006	1Q 2007	2Q 2007	2Q07 vs. 2Q06 Increase/ (Decrease)	Six Months 2006	Six Months 2007	YTD 2007 vs. YTD 2006 Increase/ (Decrease)
Net Interest Revenue	$251	$241	$233	$232	$244	$255	6%	$492	$499	1%
Non-Interest Revenue	245	261	259	295	328	331	27%	506	659	30%

Total Revenues, Net of Interest Expense	496	502	492	527	572	586	17%	998	1,158	16%
Total Operating Expenses	335	337	329	386	378	392	16%	672	770	15%
Provision for Loan Losses	4	9	17	(6)	17	11	22%	13	28	NM

Income Before Taxes	157	156	146	147	177	183	17%	313	360	15%
Income Taxes	38	47	41	41	53	(10)	NM	85	43	(49)%

Net Income	$119	$109	$105	$106	$124	$193	77%	$228	$317	39%

Pretax Profit Margin	32%	31%	30%	28%	31%	31%		31%	31%
Average Risk Capital	$1,082	$944	$928	$1,036	$1,136	$1,153	22%	$1,013	$1,145	13%
Return on Risk Capital	45%	46%	45%	41%	44%	67%		45%	56%
Return on Invested Capital	42%	42%	41%	38%	40%	61%		42%	51%
Bankers	516	494	525	551	596	597	21%
Annualized Revenue per Banker (in thousands)	$3,898	$3,976	$3,863	$3,918	$4,047	$3,940	(1)%
Key Indicators (in billions of dollars):
Client Assets Under Fee-Based Management	$50	$50	$52	$56	$56	$61	22%
Deposits and Other Customer Liability Balances	47	50	54	62	63	63	26%
Other, Principally Custody Accounts	83	79	83	90	97	102	29%

Total Client Assets	$180	$179	$189	$208	$216	$226	26%

Loans and Unused Commitments	42	43	44	46	48	54	26%

Total Client Business Volumes	$222	$222	$233	$254	$264	$280	26%

Net Client Asset Flows	$—	$1	$1	$3	$(1)	$3	NM
Average Deposits and Other Customer Liability Balances	$48	$49	$54	$60	$61	$62	27%
Average Loans	$38	$40	$41	$42	$44	$47	18%
Revenues:
U.S.	$210	$210	$204	$198	$201	$201	(4)%	$420	$402	(4)%
International	286	292	288	329	371	385	32%	578	756	31%

Total	$496	$502	$492	$527	$572	$586	17%	$998	$1,158	16%

Net Credit Loss Ratio	(0.04)%	0.00%	0.00%	0.00%	0.00%	0.00%
NM
Not meaningful

Reclassified to conform to the current period's presentation.

ALTERNATIVE INVESTMENTS(1)
(In millions of dollars)

For your convenience, an excerpt from our 2007 second quarter earnings press release is set out below. You can find the entire press release, as well as those from prior periods, on Citigroup's website at www.citigroup.com.

•
Revenue and net income growth was primarily driven by higher revenues from proprietary activities, up 87%. Revenue growth reflected both realized and mark-to-market gains across private equity, hedge fund, and other portfolios. Client capital under management increased 55%.

	1Q 2006	2Q 2006	3Q 2006	4Q 2006	1Q 2007	2Q 2007	2Q07 vs. 2Q06 Increase/ (Decrease)	Six Months 2006	Six Months 2007	YTD 2007 vs. YTD 2006 Increase/ (Decrease)
Total Revenues, Net of Interest Expense	$675	$584	$334	$1,308	$562	$1,032	77%	$1,259	$1,594	27%
Total Operating Expenses	181	199	137	246	180	215	8%	380	395	4%
Provision for Loan Losses	—	(13)	—	—	1	—	100%	(13)	1	NM

Income Before Taxes and Minority Interest	494	398	197	1,062	381	817	NM	892	1,198	34%
Income Taxes	111	138	70	387	138	297	NM	249	435	75%
Minority Interest, Net of Tax	30	3	10	126	21	64	NM	33	85	NM

Net Income	$353	$257	$117	$549	$222	$456	77%	$610	$678	11%

Average Risk Capital (in billions)	$4.5	$4.0	$4.0	$4.1	$4.1	$4.0	—	$4.3	$4.1	(5)%
Return on Risk Capital	32%	26%	12%	53%	22%	46%		29%	33%
Return on Invested Capital	28%	22%	8%	50%	19%	42%		25%	31%
Total Revenues, Net of Interest Expense (by Business):
Client	$91	$97	$97	$178	$126	$122	26%	$188	$248	32%
Proprietary Investment Activities:
Private Equity	213	516	56	958	361	711	38%	729	1,072	47%
Hedge Funds	107	(43)	1	146	47	119	NM	64	166	NM
Other	264	14	180	26	28	80	NM	278	108	(61)%

Total Proprietary Investment Activities	584	487	237	1,130	436	910	87%	1,071	1,346	26%

Total	$675	$584	$334	$1,308	$562	$1,032	77%	$1,259	$1,594	27%

Total Revenues, Net of Interest Expense (by Type):
Client	$91	$97	$97	$178	$126	$122	26%	$188	$248	32%
Proprietary Investment Activities:
Fees/Dividends/Interest	49	49	58	293	35	42	(14)%	98	77	(21)%
Realized & Unrealized Gains (including Public Mark-to-Market)	563	475	200	869	444	910	92%	1,038	1,354	30%
Other	(28)	(37)	(21)	(32)	(43)	(42)	(14)%	(65)	(85)	(31)%

Total Proprietary Investment Activities	584	487	237	1,130	436	910	87%	1,071	1,346	26%

Total	$675	$584	$334	$1,308	$562	$1,032	77%	$1,259	$1,594	27%

Capital Under Management (in billions):
Client	$28.2	$30.6	$33.5	$38.5	$42.9	$47.4	55%
Proprietary Investment Activities	11.1	11.3	10.2	10.7	10.8	11.8	4%

Capital Under Management	$39.3	$41.9	$43.7	$49.2	$53.7	$59.2	41%

(1)
Includes Citigroup Venture Capital activities and certain other corporate investments.

NM Not meaningful

Reclassified to conform to the current period's presentation.

CITIGROUP—RETURN ON CAPITAL(1)

	Average Risk Capital ($M)(2)			Return on Risk Capital			Return on Invested Capital
	Second Quarter 2006	First Quarter 2007	Second Quarter 2007	Second Quarter 2006	First Quarter 2007	Second Quarter 2007	Second Quarter 2006	First Quarter 2007	Second Quarter 2007
Global Consumer:
U.S. Cards	$5,591	$5,452	$5,265	63%	67%	55%	26%	28%	23%
U.S. Retail Distribution	3,520	3,414	3,705	65%	46%	49%	24%	18%	19%
U.S. Consumer Lending	3,451	6,256	6,618	55%	23%	27%	30%	16%	18%
U.S. Commercial Business	2,235	2,684	2,633	25%	18%	23%	12%	10%	12%

Total U.S. Consumer	14,797	17,806	18,221	56%	40%	39%	24%	20%	19%

International Cards	2,202	2,537	2,927	60%	62%	48%	29%	26%	22%
International Consumer Finance	1,042	1,187	1,156	67%	9%	(2)%	20%	3%	(1)%
International Retail Banking	9,481	10,123	11,295	30%	22%	24%	16%	13%	13%

Total International Consumer	12,725	13,847	15,378	38%	28%	26%	19%	14%	14%

Other	—	—	—	—	—	—	—	—	—

Total Global Consumer	27,522	31,653	33,599	46%	34%	32%	21%	17%	16%

Markets & Banking:
Securities and Banking	20,173	22,701	25,912	28%	39%	33%	21%	30%	26%
Transaction Services	1,582	1,442	1,643	86%	126%	125%	50%	67%	70%
Other	—	—	—	—	—	—	—	—	—

Total Markets & Banking	21,755	24,143	27,555	32%	44%	41%	23%	33%	32%

Global Wealth Management:
Smith Barney	1,422	1,743	1,725	67%	75%	75%	34%	39%	23%
Private Bank	944	1,136	1,153	46%	44%	67%	42%	40%	61%

Total Global Wealth Management	2,366	2,879	2,878	59%	63%	72%	36%	40%	30%

Alternative Investments	4,043	4,086	4,034	26%	22%	46%	22%	19%	42%
Corporate / Other	219	3,236	3,533	NM	NM	NM	NM	NM	NM
Total Citigroup—Risk Capital (Continuing Operations)(2)(3)	$55,905	$65,997	$71,599	38%	31%	35%
Total Citigroup—Return on Invested Capital (Net Income)(2)(4)							19%	17%	20%
(1)
Risk Capital is defined as the amount of capital needed to cover unexpected economic losses during extreme events. Return on Risk Capital is defined as income divided by Risk Capital. Return on Invested Capital is a similar calculation but includes adjustments for goodwill and intangibles in both the numerator and denominator, similar to those necessary to translate return on tangible equity to return on total equity. Return on Risk Capital and Return on Invested Capital are non-GAAP performance measures. Management believes Return on Risk Capital is useful to make incremental investment decisions and serves as a key metric for organic growth initiatives. Return on Invested Capital is used for multi-year investment decisions and as a long term performance measure.

(2)
Average Risk Capital is net of the cross—sector diversification. Average Invested Capital includes the difference between Tangible Equity and Risk Capital, which is also included in the Total Citigroup Return on Invested Capital.

(3)
On a Continuing Operations Basis.

(4)
Total Citigroup Return on Invested Capital equals Citigroup Return on Common Equity.

NM
Not meaningful

Reclassified to conform to the current period's presentation.

AVERAGE BALANCES AND INTEREST RATES(1)(2)(3)(4)(5)

	Average Volumes			Interest			% Average Rate(4)
In millions of dollars	Second Quarter 2006	First Quarter 2007	Second Quarter 2007(5)	Second Quarter 2006	First Quarter 2007	Second Quarter 2007(5)	Second Quarter 2006	First Quarter 2007		Second Quarter 2007(5)
Assets:
Deposits with Banks	$38,951	$45,306	$55,580	$517	$709	$792	5.32%	6.35%		5.72%
Fed Funds Sold and Resale Agreements(6)	251,082	293,295	320,811	3,397	4,289	4,662	5.43%	5.93%		5.83%
Trading Account Assets(7)	281,059	370,251	444,473	3,048	3,930	4,385	4.35%	4.30%		3.96%
Investments(1)	197,900	284,261	281,342	2,255	3,540	3,577	4.57%	5.05%		5.10%
Consumer Loans	476,645	514,383	541,617	10,905	11,491	12,284	9.18%	9.06%		9.10%
Corporate Loans	148,684	164,788	183,620	2,738	3,444	3,969	7.39%	8.48%		8.67%
Total Loans (net of Unearned Income)	625,329	679,171	725,237	13,643	14,935	16,253	8.75%	8.92%		8.99%
Other Interest-Earning Assets	55,081	68,379	82,459	712	729	929	5.18%	4.32%		4.52%

Total Average Interest-Earning Assets(8)	$1,449,402	$1,740,663	$1,909,902	$23,572	$28,132	$30,598	6.52%	6.55%		6.43%

Liabilities:
Deposits	$574,055	$648,279	$686,985	$5,204	$6,558	$6,939	3.64%	4.10%		4.05%
Fed Funds Purchased and Repurchase Agreements(6)	284,754	366,373	386,005	4,319	5,483	5,912	6.08%	6.07%		6.14%
Trading Account Liabilities(7)	74,867	87,659	121,088	281	307	380	1.51%	1.42%		1.26%
Short-Term Borrowings	144,187	184,379	237,039	1,129	1,464	1,937	3.14%	3.22%		3.28%
Long-Term Debt(9)	218,369	279,917	304,887	2,784	3,750	4,004	5.11%	5.43%		5.27%

Total Average Interest-Bearing Liabilities(8)	$1,296,232	$1,566,607	$1,736,004	$13,717	$17,562	$19,172	4.24%	4.55%		4.43%

Net Interest Revenue as a % of Average Interest-Earning Assets (NIM)(8)				$9,855	$10,570	$11,426	2.73%	2.46%		2.40%

2Q07 Increase (Decrease) From							(33)bps	(6	)bps
(1)
Interest Revenue excludes the taxable equivalent adjustments (based on the U.S. federal statutory tax rate of 35%) of $25 million for the 2006 second quarter, $15 million for the 2007 first quarter and $45 million for the 2007 second quarter.

(2)
Citigroup Average Balances and Interest Rates include both domestic and international operations.

(3)
Monthly or quarterly averages have been used by certain subsidiaries where daily averages are unavailable.

(4)
Average Rate % is calculated as annualized interest over average volumes.

(5)
Preliminary

(6)
Average volumes of securities borrowed or purchased under agreements to resell and securities loaned or sold under agreements to repurchase are reported net pursuant to FIN 41; the related interest excludes the impact of FIN 41.

(7)
Interest expense on trading account liabilities of Markets and Banking is reported as a reduction of interest revenue. Interest revenue and interest expense on cash collateral positions are reported in trading account assets and trading account liabilities, respectively.

(8)
The 2007 second quarter includes Nikko Cordial from May 9, 2007 forward. Excluding Nikko Cordial, the average rate on Interest-Earning Assets and Interest-Bearing Liabilities would have been 6.56% and 4.51%, respectively. Excluding Nikko Cordial, Net Interest Revenue as a percent of Average Interest—Earning Assets (NIM) would have been 2.45% in the second quarter of 2007.

(9)
Excludes hybrid financial instruments and beneficial interests in consolidated VIEs that are classified as long-term debt as these obligations are accounted for at fair value with changes recorded in Principal Transactions.

Reclassified to conform to the current period's presentation.

CONSUMER LOAN DELINQUENCY AMOUNTS, NET CREDIT LOSSES AND RATIOS
(In millions of dollars, except loan amounts in billions)

	90 Days Or More Past Due (1)
					Net Credit Losses (1)
				EOP Loans 2Q07				Average Loans 2Q07
	2Q06	1Q07	2Q07		2Q06	1Q07	2Q07
PRODUCT VIEW:
U.S.:
U.S. Cards	$814	$587	$549	$36.1	$447	$439	$408	$37.3
Ratio	1.87%	1.63%	1.52%		4.11%	4.58%	4.39%
U.S. Retail Distribution	717	847	830	52.0	288	335	360	50.5
Ratio	1.62%	1.75%	1.60%		2.65%	2.85%	2.86%
U.S. Consumer Lending	2,356	3,026	3,508	222.6	160	286	289	222.4
Ratio	1.19%	1.38%	1.58%		0.33%	0.53%	0.52%
U.S. Commercial Business	189	195	140	37.4	12	19	33	36.6
Ratio	0.53%	0.52%	0.37%		0.14%	0.21%	0.36%
International:
International Cards	643	736	950	40.9	333	384	397	37.7
Ratio	2.40%	2.29%	2.32%		5.12%	4.99%	4.22%
International Consumer Finance	519	592	612	25.2	323	430	437	25.3
Ratio	2.16%	2.34%	2.43%		5.44%	6.98%	6.93%
International Retail Banking	680	630	1,658	79.7	191	238	168	77.6
Ratio	1.08%	0.88%	0.83%		1.22%	1.38%	0.87%
Global Wealth Management	6	10	6	51.7	—	—	—	49.1
Ratio	0.02%	0.02%	0.01%		0.00%	0.00%	0.00%
Other Consumer Loans	—	—	—	3.0	—	1	—	2.8

On-Balance Sheet Loans(2)	$5,924	$6,623	$7,253	$548.6	$1,754	$2,132	$2,092	$539.3
Ratio	1.22%	1.28%	1.32%		1.48%	1.69%	1.56%
Securitized Receivables (all in U.S. Cards)	1,421	1,528	1,469	101.1	969	1,150	1,157	97.5
Loans Held-for-Sale	—	47	36	2.9	—	—	—	3.3

Managed Loans(3)	$7,345	$8,198	$8,758	$652.6	$2,723	$3,282	$3,249	$640.1
Ratio	1.26%	1.33%	1.34%		1.92%	2.17%	2.04%

REGIONAL VIEW:
U.S.	$4,083	$4,663	$5,032	$382.0	$908	$1,080	$1,091	$378.8
Ratio	1.17%	1.26%	1.32%		1.05%	1.18%	1.15%
Mexico	548	507	571	18.1	115	182	133	17.8
Ratio	3.76%	3.00%	3.15%		3.16%	4.47%	3.00%
Europe, Middle East and Africa (EMEA)	508	582	719	59.2	292	317	288	55.4
Ratio	1.29%	1.27%	1.21%		2.97%	2.89%	2.08%
Japan	194	227	220	11.8	251	313	312	12.1
Ratio	1.63%	2.08%	1.86%		8.33%	11.57%	10.33%
Asia (excluding Japan)	491	432	438	67.6	147	164	186	65.9
Ratio	0.87%	0.68%	0.65%		1.06%	1.06%	1.13%
Latin America	100	212	273	9.9	41	76	82	9.3
Ratio	1.85%	2.69%	2.76%		3.34%	4.36%	3.55%

On-Balance Sheet Loans(2)	$5,924	$6,623	$7,253	$548.6	$1,754	$2,132	$2,092	$539.3
Ratio	1.22%	1.28%	1.32%		1.48%	1.69%	1.56%
Securitized Receivables (all in U.S. Cards)	1,421	1,528	1,469	101.1	969	1,150	1,157	97.5
Loans Held-for-Sale	—	47	36	2.9	—	—	—	3.3

Managed Loans(3)	$7,345	$8,198	$8,758	$652.6	$2,723	$3,282	$3,249	$640.1
Ratio	1.26%	1.33%	1.34%		1.92%	2.17%	2.04%
(1)
The ratios of 90 days or more past due and net credit losses are calculated based on end-of-period and average loans, respectively, both net of unearned income.

(2)
Total Loans and Total Average Loans exclude certain interest and fees on credit cards of approximately $2 billion and $2 billion, respectively, which are included in Consumer Loans on the Consolidated Balance Sheet.

(3)
This table presents consumer credit information on a held basis and shows the impact of securitizations to reconcile to a managed basis. Only U.S. Cards from a product view and North America from a regional view are impacted. Managed basis reporting is a non-GAAP measure. Held basis reporting is the related GAAP measure. For a discussion of managed basis reporting see Note 2 to the Cards business on page 10.

Reclassified to conform to the current period's presentation.

ALLOWANCE FOR CREDIT LOSSES
TOTAL CITIGROUP
(In millions of dollars)

	1Q 2006	2Q 2006	3Q 2006	4Q 2006	1Q 2007	2Q 2007	2Q07 vs. 2Q06 Increase/ (Decrease)	Six Months 2006	Six Months 2007	YTD 2007 vs. YTD 2006 Increase/ (Decrease)
Allowance for Loan Losses at Beginning of Period	$9,782	$9,505	$9,144	$8,979	$8,940	$9,510		$9,782	$8,940

Gross Credit (Losses)	(2,183)	(2,354)	(2,362)	(2,642)	(2,667)	(2,662)	(13)%	(4,537)	(5,329)	(17)%
Gross Recoveries	583	558	556	500	558	607	9%	1,141	1,165	2%

Net Credit (Losses) / Recoveries (NCL's)	(1,600)	(1,796)	(1,806)	(2,142)	(2,109)	(2,055)	(14)%	(3,396)	(4,164)	(23)%

NCL's	1,600	1,796	1,806	2,142	2,109	2,055	14%	3,396	4,164	23%
Reserve Releases(1)	(301)	(442)	(336)	(175)	(67)	(23)	95%	(743)	(90)	88%
Reserve Builds(1)	150	185	322	153	646	545	NM	335	1,191	NM
Specific Reserve Releases / Utilizations	(81)	(87)	(15)	(17)	(28)	(66)	24%	(168)	(94)	44%
Specific Reserve Builds	6	11	13	21	43	—	(100)%	17	43	NM
Build(Release/Utilization)for Purchased Distressed Loan Portfolios	22	(27)	3	(11)	3	9	NM	(5)	12	NM

Provision for Loan Losses	1,396	1,436	1,793	2,113	2,706	2,520	75%	2,832	5,226	85%
Other(2)	(73)	(1)	(152)	(10)	(27)	406		(74)	379	NM

Allowance for Loan Losses at End of Period(a)	$9,505	$9,144	$8,979	$8,940	$9,510	$10,381		$9,144	$10,381

Corporate Allowance for Unfunded Lending Commitments(3)(a)	$900	$1,050	$1,100	$1,100	$1,100	$1,100		$1,050	$1,100

Provision for Unfunded Lending Commitments	$50	$150	$50	$—	$—	$—		$150	$—

Total Allowance for Loans, Leases and Unfunded Lending Commitments [Sum of (a)]	$10,405	$10,194	$10,079	$10,040	$10,610	$11,481		$10,194	$11,481

Total Allowance for Loans, Leases and Unfunded Lending Commitments as a Percentage of Total Loans	1.72%	1.60%	1.54%	1.48%	1.53%	1.55%
(1)
Allowance for Credit Losses represents management's estimate of probable losses inherent in the portfolio. Attribution of the allowance is made for analytical purposes only, and the entire allowance is available to absorb probable credit losses inherent in the portfolio.

(2)
Includes all adjustments to the Allowance for Credit Losses, such as changes in the allowance from acquisitions, securitizations, foreign exchange translation, purchase accounting adjustments, etc. The significant items reported on this line for the periods presented include:

—
For the 2007 second quarter, reductions to the credit loss reserves of $70 million related to securitizations and $77 million related to transfers to loans held-for-sale, and the addition of $505 million related to the acquisition of Egg and Nikko.

—
For the 2007 first quarter, reductions to the credit loss reserves of $98 million related to securitizations and transfers to loans held-for-sale, and the addition of $75 million related to the acquisition of Grupo Financiero Uno.

—
For the 2006 fourth quarter, reductions to the credit loss reserves of $74 million related to securitizations.

—
For the 2006 third quarter, reductions to the credit loss reserves of $140 million related to securitizations and portfolio sales.

—
For the 2006 second quarter, reductions to the credit loss reserves of $125 million related to securitizations, and the addition of $84 million related to the acquisition of the Credicard portfolio.

—
For the 2006 first quarter, reductions to the credit loss reserves of $90 million related to securitizations.

(3)
Represents additional credit reserves recorded as other liabilities on the Consolidated Balance Sheet.

NM
Not meaningful

ALLOWANCE FOR CREDIT LOSSES
CONSUMER LOANS(1)
(In millions of dollars)

	1Q 2006	2Q 2006	3Q 2006	4Q 2006	1Q 2007	2Q 2007	2Q07 vs. 2Q06 Increase/ (Decrease)	Six Months 2006	Six Months 2007	YTD 2007 vs. YTD 2006 Increase/ (Decrease)
Allowance for Loan Losses at Beginning of Period	$6,922	$6,647	$6,311	$6,087	$6,006	$6,338		$6,922	$6,006

Gross Credit (Losses)	(2,142)	(2,235)	(2,318)	(2,532)	(2,632)	(2,610)	(17)%	(4,377)	(5,242)	(20)%
Gross Recoveries	509	481	503	472	500	518	8%	990	1,018	3%

Net Credit (Losses) / Recoveries (NCL's)	(1,633)	(1,754)	(1,815)	(2,060)	(2,132)	(2,092)	(19)%	(3,387)	(4,224)	(25)%

NCL's	1,633	1,754	1,815	2,060	2,132	2,092	19%	3,387	4,224	25%
Reserve Releases(2)	(301)	(442)	(336)	(175)	(67)	(23)	95%	(743)	(90)	88%
Reserve Builds(2)	150	110	247	153	346	545	NM	260	891	NM
Specific Reserve Releases / Utilizations	(36)	(3)	—	(11)	(5)	(31)	NM	(39)	(36)	8%
Specific Reserve Builds	—	7	10	1	37	—	(100)%	7	37	NM
Build (Release / Utilization) for Purchased Distressed Loan Portfolios	—	—	—	—	—	—	—	—	—	—

Provision for Loan Losses	1,446	1,426	1,736	2,028	2,443	2,583	81%	2,872	5,026	75%
Other(3)	(88)	(8)	(145)	(49)	21	377		(96)	398	NM

Allowance for Loan Losses at End of Period	$6,647	$6,311	$6,087	$6,006	$6,338	$7,206		$6,311	$7,206

Net Consumer Credit (Losses) as a Percentage of Average Consumer Loans	1.46%	1.48%	1.49%	1.64%	1.69%	1.56%
Consumer Allowance for Credit Losses As a Percentage of Total Consumer Loans	1.44%	1.31%	1.25%	1.17%	1.22%	1.31%
(1)
Includes loans made to Global Wealth Management clients.

(2)
Allowance for Credit Losses represents management's estimate of probable losses inherent in the portfolio. Attribution of the allowance is made for analytical purposes only, and the entire allowance is available to absorb probable credit losses inherent in the portfolio.

(3)
Includes all adjustments to the Allowance for Credit Losses, such as changes in the allowance from acquisitions, securitizations, foreign exchange translation, purchase accounting adjustments, etc. The significant items reported on this line for the periods presented include:

—
For the 2007 second quarter, reductions to the credit loss reserves of $70 million related to securitizations and $77 million related to transfers to loans held-for-sale, and the addition of $505 million related to the acquisition of Egg and Nikko.

—
For the 2007 first quarter, reductions to the credit loss reserves of $98 million related to securitizations and transfers to loans held-for-sale, and the addition of $75 million related to the acquisition of Grupo Financiero Uno. The 2007 first quarter also includes $41million related to the reorganization of the KorAm loan portfolio.

—
For the 2006 fourth quarter, reductions to the credit loss reserves of $74 million related to securitizations.

—
For the 2006 third quarter, reductions to the credit loss reserves of $140 million related to securitizations and portfolio sales.

—
For the 2006 second quarter, reductions to the credit loss reserves of $125 million related to securitizations, and the addition of $84 million related to the acquisition of the Credicard portfolio.

—
For the 2006 first quarter, reductions to the credit loss reserves of $90 million related to securitizations.

NM
Not meaningful

ALLOWANCE FOR CREDIT LOSSES
CORPORATE LOANS(1)
(In millions of dollars)

	1Q 2006	2Q 2006	3Q 2006	4Q 2006	1Q 2007	2Q 2007	2Q07 vs. 2Q06 Increase/ (Decrease)	Six Months 2006	Six Months 2007	YTD 2007 vs. YTD 2006 Increase/ (Decrease)
Allowance for Loan Losses at Beginning of Period	$2,860	$2,858	$2,833	$2,892	$2,934	$3,172		$2,860	$2,934

Gross Credit (Losses)	(41)	(119)	(44)	(110)	(35)	(52)	56%	(160)	(87)	46%
Gross Recoveries	74	77	53	28	58	89	16%	151	147	(3)%

Net Credit (Losses) / Recoveries (NCL's)	33	(42)	9	(82)	23	37	NM	(9)	60	NM

NCL's	(33)	42	(9)	82	(23)	(37)	NM	9	(60)	NM
Reserve Releases(2)	—	—	—	—	—	—	—	—	—	—
Reserve Builds(2)	—	75	75	—	300	—	(100)%	75	300	NM
Specific Reserve Releases / Utilizations	(45)	(84)	(15)	(6)	(23)	(35)	58%	(129)	(58)	55%
Specific Reserve Builds	6	4	3	20	6	—	—	10	6	(40)%
Build (Release / Utilization)for Purchased Distressed Loan Portfolios	22	(27)	3	(11)	3	9	NM	(5)	12	NM

Provision for Loan Losses	(50)	10	57	85	263	(63)	NM	(40)	200	NM
Other(3)	15	7	(7)	39	(48)	29		22	(19)	NM

Allowance for Loan Losses at End of Period(a)	$2,858	$2,833	$2,892	$2,934	$3,172	$3,175		$2,833	$3,175

Net Corporate Credit (Losses) as a Percentage of Average Corporate Loans	NM	0.03%	NM	0.05%	NM	NM
Corporate Allowance for Credit Losses As a Percentage of Total Corporate Loans	2.00%	1.81%	1.73%	1.76%	1.82%	1.66%
Corporate Allowance for Unfunded Lending Commitments(4)(a)	$900	$1,050	$1,100	$1,100	$1,100	$1,100		$1,050	$1,100

Provision for Unfunded Lending Commitments	$50	$150	$50	$—	$—	$—		$150	$—

Total Corporate Allowance for Loans, Leases and Unfunded Lending Commitments [Sum of (a)]	$3,758	$3,883	$3,992	$4,034	$4,272	$4,275		$3,883	$4,275

Total Allowance for Loans, Leases and Unfunded Lending Commitments as a Percentage of Total Corporate Loans	2.62%	2.48%	2.39%	2.43%	2.45%	2.23%
(1)
Includes Loans related to the Alternative Investments and Corporate / Other segments.

(2)
Allowance for Credit Losses represents management's estimate of probable losses inherent in the portfolio. Attribution of the allowance is made for analytical purposes only, and the entire allowance is available to absorb probable credit losses inherent in the portfolio.

(3)
Includes all adjustments to the Allowance for Credit Losses, such as changes in the allowance from acquisitions, securitizations, foreign exchange translation, purchase accounting adjustments, etc. The significant items reported on this line for the periods presented include:

—
The 2007 first quarter includes the reclassification to Consumer Loans of $41 million related to the reorganization of the KorAm loan portfolio.

—
The 2007 second quarter includes the acquisition of Grupo Cuscatlan of $18 million.

(4)
Represents additional credit reserves recorded as other liabilities on the Consolidated Balance Sheet.

NM
Not meaningful

CITIGROUP—COMPONENTS OF PROVISION FOR LOAN LOSSES
(In millions of dollars)

	1Q 2006	2Q 2006	3Q 2006	4Q 2006	1Q 2007	2Q 2007	2Q07 vs. 2Q06 Increase/ (Decrease)	Six Months 2006	Six Months 2007	YTD 2007 vs. YTD 2006 Increase/ (Decrease)
U.S. Cards
Net Credit Losses	$446	$447	$456	$439	$439	$408	(9)%	$893	$847	(5)%
Credit Reserve Build / (Release)	(72)	(160)	(122)	(37)	(44)	224	NM	(232)	180	NM
U.S. Retail Distribution
Net Credit Losses	279	288	282	337	335	360	25%	567	695	23%
Credit Reserve Build / (Release)	(55)	(31)	(29)	(59)	(1)	—	100%	(86)	(1)	99%
U.S. Consumer Lending
Net Credit Losses	176	160	193	258	286	289	81%	336	575	71%
Credit Reserve Build / (Release)	(31)	(75)	(8)	(13)	217	39	NM	(106)	256	NM
U.S. Commercial Business
Net Credit Losses	14	12	8	23	19	33	NM	26	52	100%
Credit Reserve Build / (Release)	(38)	(8)	(38)	(18)	10	(18)	NM	(46)	(8)	83%
International Cards
Net Credit Losses	218	333	347	402	384	397	19%	551	781	42%
Credit Reserve Build / (Release)	94	26	59	87	22	201	NM	120	223	86%
International Consumer Finance
Net Credit Losses	319	323	389	380	430	437	35%	642	867	35%
Credit Reserve Build / (Release)	(16)	17	135	25	26	30	76%	1	56	NM
International Retail Banking
Net Credit Losses	184	191	141	221	238	168	(12)%	375	406	8%
Credit Reserve Build / (Release)	(77)	(105)	(93)	(12)	64	5	NM	(182)	69	NM
Global Wealth Management:
Smith Barney
Net Credit Losses	—	—	—	—	—	—	—	—	—	—
Credit Reserve Build / (Release)	1	(1)	(1)	1	—	1	NM	—	1	—
Private Bank
Net Credit Losses	(4)	—	—	—	—	—	—	(4)	—	100%
Credit Reserve Build / (Release)	8	9	17	(6)	17	11	22%	17	28	65%
Other	—	—	—	—	1	(2)	—	—	(1)	—

Consumer Provision for Loan Losses	1,446	1,426	1,736	2,028	2,443	2,583	81%	2,872	5,026	75%

Markets & Banking:
Securities and Banking
Net Credit Losses	(34)	37	(11)	70	(28)	(37)	NM	3	(65)	NM
Credit Reserve Build / (Release)	(17)	(18)	61	3	286	(19)	(6)%	(35)	267	NM
Transaction Services
Net Credit Losses	1	18	2	6	5	1	(94)%	19	6	(68)%
Credit Reserve Build / (Release)	—	(14)	5	—	—	(7)	50%	(14)	(7)	50%
Other	—	—	—	—	—	—	—	—	—	—
Alternative Investments
Net Credit Losses	—	(13)	—	—	1	—	100%	(13)	1	NM
Corporate / Other
Net Credit Losses	—	—	—	6	(1)	(1)	—	—	(2)	—

Corporate Provision for Loan Losses	(50)	10	57	85	263	(63)	NM	(40)	200	NM

Total Provision for Loan Losses	$1,396	$1,436	$1,793	$2,113	$2,706	$2,520	75%	$2,832	$5,226	85%

NM
Not meaningful

Reclassified to conform to the current period's presentation.

NON-PERFORMING ASSETS
(In millions of dollars)

	1Q 2006	2Q 2006	3Q 2006	4Q 2006	1Q 2007	2Q 2007
CASH-BASIS AND RENEGOTIATED LOANS
Corporate Cash—Basis Loans
Collateral Dependent (at lower of cost or collateral value)	$—	$—	$15	$19	$19	$11
Other	821	799	677	516	481	588

Total Corporate Cash—Basis Loans(1)	$821	$799	$692	$535	$500	$599

Corporate Cash—Basis Loans
JENA(2)	$151	$249	$218	$128	$118	$204
Other International(3)	670	550	474	407	382	395

Total Corporate Cash—Basis Loans(1)	$821	$799	$692	$535	$500	$599

Corporate Cash-Basis Loans as a % of Total Corporate Loans(1)	0.57%	0.51%	0.42%	0.32%	0.29%	0.31%
Total Consumer Cash-Basis Loans	$3,752	$3,857	$4,189	$4,512	$4,578	$5,160

Renegotiated Loans (includes Corporate and Commercial Business Loans)	$30	$23	$23	$22	$26	$27

OTHER REAL ESTATE OWNED AND OTHER REPOSSESSED ASSETS
Consumer	$322	$324	$356	$385	$461	$516
Markets & Banking	144	171	193	316	348	219

TOTAL OTHER REAL ESTATE OWNED(4)	$466	$495	$549	$701	$809	$735

OTHER REPOSSESSED ASSETS(5)	$52	$53	$62	$75	$77	$66

(1)
Excludes purchased distressed loans that are accreting interest. The carrying value of these loans was: $1,217 million at March 31, 2006, $1,171 million at June 30, 2006, $1,089 million at September 30, 2006, $949 million at December 31, 2006, $957 million at March 31, 2007 and $1,013 million at June 30, 2007.

(2)
JENA includes Japan, Western Europe and North America.

(3)
Other International includes Asia (excluding Japan), Mexico, Latin America, Central and Eastern Europe, the Middle East and Africa.

(4)
Represents repossessed real estate, carried at lower of cost or fair value, less costs to sell.

(5)
Primarily transportation equipment, carried at lower of cost or fair value, less costs to sell.